UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08085

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 10

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2015

Date of reporting period:	10/31/2015

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON EQUITY INCOME FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

Income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Equity Income Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Equity Income Fund

Prudential Jennison Equity Income Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.59%	63.83%	129.80%	—
Class B	–2.35	57.86	113.16	—
Class C	–2.29	57.89	113.50	—
Class Q	–1.17	N/A	N/A	57.88% (1/18/11)
Class R	–1.83	N/A	N/A	53.43 (1/18/11)
Class Z	–1.28	66.03	N/A	93.24 (8/25/08)
Lipper Equity Income Funds Index*	0.88	75.14	89.37	—
S&P 500 Index	5.21	95.24	112.79	—
Lipper Equity Income Funds Average	0.08	68.68	94.87	—

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–12.52%	8.38%	7.21%	—
Class B	–12.45	8.63	6.98	—
Class C	–8.93	8.80	6.99	—
Class Q	–7.04	N/A	N/A	8.52% (1/18/11)
Class R	–7.66	N/A	N/A	7.87 (1/18/11)
Class Z	–7.20	9.87	N/A	8.60 (8/25/08)
Lipper Equity Income Funds Index*	–4.24	10.94	5.63	—
S&P 500 Index	–0.61	13.33	6.79	—
Lipper Equity Income Funds Average	–4.61	10.08	5.82	—

*Returns for the Lipper Equity Income Funds Index reflect the expenses of the mutual funds included in the Index.

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Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–7.00%	9.13%	8.06%	—
Class B	–6.96	9.42	7.86	—
Class C	–3.21	9.56	7.88	—
Class Q	–1.17	N/A	N/A	10.01% (1/18/11)
Class R	–1.83	N/A	N/A	9.36 (1/18/11)
Class Z	–1.28	10.67	N/A	9.59 (8/25/08)

Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.59%	10.38%	8.68%	—
Class B	–2.35	9.56	7.86	—
Class C	–2.29	9.56	7.88	—
Class Q	–1.17	N/A	N/A	10.01% (1/18/11)
Class R	–1.83	N/A	N/A	9.36 (1/18/11)
Class Z	–1.28	10.67	N/A	9.59 (8/25/08)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Equity Income Fund (Class A shares) with a similar investment in the Lipper Equity Income Funds Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2005) and the account values at the end of the current fiscal year (October 31, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end

Prudential Jennison Equity Income Fund	3

Your Fund’s Performance (continued)

sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables above, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Lipper Equity Income Funds Index

Funds in the Lipper Equity Income Funds Index seek relatively high current income and growth of income by investing at least 65% of their portfolios in dividend-paying equity securities. These funds’ gross or net yields

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must be at least 125% of the average gross or net yield of the US diversified equity fund universe. The cumulative total returns for the Index measured from the month-end closest to the inception date for Class Q and Class R shares through 10/31/2015 are 61.02% and 70.50% for Class Z shares. The average annual total returns for the Index measured from the month-end closest to the inception date for Class Q and Class R shares through 9/30/15 are 9.08% and 6.75% for Class Z shares.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 502 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The cumulative total returns for the Index measured from the month-end closest to the inception date for Class Q and Class R shares through 10/31/2015 are 78.75% and 89.37% for Class Z shares. The average annual total returns for the Index measured from the month-end closest to the inception date for Class Q and Class R shares through 9/30/15 are 11.31% and 8.19% for Class Z shares.

Lipper Equity Income Funds Average

The Lipper Equity Income Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Equity Income Funds category for the periods noted. Funds in the Lipper Average seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equity securities. The cumulative total returns for the Lipper Average measured from the month-end closest to the inception date for Class Q and Class R shares through 10/31/2015 are 56.74% and 68.96% for Class Z shares. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date for Class Q and Class R shares through 9/30/15 are 8.42% and 6.56% for Class Z shares.

Investors cannot invest directly in an index or average. The returns for the S&P 500 Index would be lower if it included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average and the Lipper Equity Income Funds Index reflect the deduction of mutual fund operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/15
Cisco Systems, Inc., Communications Equipment	4.4%
Computer Sciences Corp., IT Services	4.0
McDonald’s Corp., Hotels, Restaurants & Leisure	3.1
Reynolds American, Inc., Tobacco	3.0
Kraft Heinz Co. (The), Food Products	3.0

Holdings reflect only long-term investments and are subject to change.

Prudential Jennison Equity Income Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Equity Income Fund’s Class A shares returned –1.59% for the 12-month reporting period ended October 31, 2015, underperforming the 0.88% return of the Lipper Equity Income Funds Index, the 0.08% return of the Lipper Equity Income Average, and the 5.21% return of the S&P 500 Index.

What was the market environment like for stocks during the period?

Weak energy prices, a strong US dollar, and slowing growth in China were key influences on the global economic landscape in the period. The US remained the strongest of the major global economies. The Federal Reserve ended its quantitative-easing program in December, signaling confidence in the health of US economic activity and labor market conditions.

Europe struggled, unsuccessfully, to avert Greece’s default even as the country’s new government called for less austerity. Eurozone leaders eventually reached an agreement to start negotiations on a third bailout for Greece. Economic activity on the continent remained anemic but showed signs of improving.

Japan showed little progress, although investors hoped a weaker yen would boost exports.

China’s struggle to drive growth through domestic consumer demand, rather than exports and massive public works programs, continued. Authorities implemented a host of measures designed to loosen monetary and fiscal policies and stimulate consumption. A Chinese market correction in late summer and the ensuing devaluation of the yuan heightened skepticism about the reported strength of economic growth in the world’s second-largest economy and raised concerns that other struggling economies might set off a cycle of devaluations to remain competitive in global export markets.

Brazil fell into recession. A number of other key emerging market countries were hurt by a combination of slower growth and fiscal pressures, which produced a fairly inhospitable investment environment.

These challenges, along with uncertainty about the timing and pace of anticipated monetary tightening in the US, contributed to continued volatility in global financial markets.

Which holdings made the largest positive contributions to the Fund’s return?

The Fund’s leading contributors during the period included tobacco company Reynolds American, consumer discretionary company Starbucks Corporation, and

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packaged foods & meats firm Kraft Heinz Company. Other noteworthy contributors during the period were Cisco Systems and Home Depot.

See “Comments on largest holdings” below for discussion of for Reynolds American and Kraft Heinz Company.

•

Starbucks is a roaster, marketer, and retailer of specialty coffee. It sells coffee, tea, and other beverages, along with a range of fresh food items, through its company-operated stores. It also sells coffee and tea products and licenses its trademarks to other stores and grocery and national foodservice accounts.

Which holdings detracted most from the Fund’s return?

The major overall detractors for the period included oil and gas storage and transportation firm Williams Companies, renewable electricity provider Abengoa Yield plc, along with the company’s parent company, industrials firm Abengoa SA. Other noteworthy detractors stemmed from the information technology sector and included Xerox Corporation and Yahoo! Inc.

•

Williams Companies is an integrated, large-scale, natural gas infrastructure company that explores, produces, transports, sells, and processes natural gas and petroleum products. Williams Companies is the parent-company and general partner (GP) of Williams Partners, which gathers, transports, and processes natural gas. It also fractionates and stores natural gas liquids. Jennison believes the company, along with its subsidiaries, is a gas behemoth with premier Northeast and Gulf Coast positioning, which should benefit from a rise in needed transportation projects. With its attractive footprint in fast-growing shale basins—the Marcellus, Utica, Eagle Ford, and Permian Basin, Jennison believes Williams will be a principal beneficiary of rising demand for natural gas and natural gas liquids (NGLs).

•

Abengoa Yield is the primary vehicle through which Abengoa, SA owns, manages, and acquires renewable energy, conventional power, and electric transmission lines, and other contracted revenue-generating assets. The company’s assets consist of five renewable energy assets, a cogeneration facility (cogneration is the simultaneous production of electricity and heat), and several electric transmission lines. Jennison likes Abengoa, not only for its current yield, but also for its potential to grow its profits, along with the prospect of increasing its dividend over the next few years.

•

Abengoa SA is a Spain-based company that provides technology services for the engineering sector. The company has three main business divisions: the Industrial Engineering and Construction division comprises turnkey power

Prudential Jennison Equity Income Fund	7

Strategy and Performance Overview (continued)

station projects, hydraulic infrastructures, and electric transmission lines; the Concession-type Infrastructure division includes the operation of desalinization and power plants, such as solar, cogeneration, and wind; and the Industrial Production division comprises the production of bio-fuels, waste treatment, and the development of solar thermal technology.

Were there significant changes to the portfolio?

During the reporting period, there were some changes to the portfolio. The Fund scaled back its oil and gas storage and transportation exposure in favor of increasing its exposure in the consumer staples sector. During the period, the Fund also increased its overall real estate investment trust (REIT) holdings while decreasing its exposure to the industrials sector.

The Fund added or exited individual positions based on company fundamentals and the stocks’ risk-reward characteristics. Significant positions established included IT services firm Computer Sciences Corporation, consumer discretionary company McDonald’s, tobacco company Reynolds American, and specialized REIT Digital Realty Trust. Positions in Canadian Pacific Railway, oil and gas storage and transportation firm Targa Resources, and German-based industrials company Siemens AG were eliminated during the period. Additionally, the Fund reduced its positions in AbbVie, Inc., Xerox Corporation, and added to its position in GEO Group.

Did the Fund hold derivatives and did they affect performance?

The Fund’s exposure to derivatives was minimal, and included put and call equity options and structured notes. These holdings had a minimal effect on performance during the period.

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Comments on Largest Holdings

4.4%	Cisco Systems, Inc., Communications Equipment

Cisco Systems designs, manufactures, and sells Internet protocol (IP)-based networking products and services related to the communications and information technology (IT) industry. The company also provides products and services for transporting data, voice, and video traffic across intranets, extranets, and the Internet.

4.0%	Computer Sciences Corp., IT Services

Computer Sciences Corporation is a global provider of information technology (IT) and professional services and solutions. The Company operates through its three primary business segments: Global Business Services, which is a provider of various technology services, including consulting, applications services, and software; Global Infrastructure Services, which provides services, such as managed and virtual desktop tools, and data center management; and the North American Public Sector, which delivers IT, mission- and operations-related services. The company also offers a variety of enterprise cloud management software and other services through its subsidiary ServiceMesh Inc.

3.1%	McDonald’s Corp., Hotels, Restaurants & Leisure

McDonald’s Corporation operates and franchises McDonald’s restaurants. McDonald’s global system comprises both company-owned and franchised restaurants that offer a substantially uniform menu, including hamburgers and cheeseburgers, Big Mac, Quarter Pounder with Cheese, Filet-O-Fish, several chicken sandwiches, Chicken McNuggets, wraps, french fries, salads, oatmeal, shakes, McFlurry desserts, sundaes, soft serve cones, pies, soft drinks, coffee, and McCafe beverages.

3.0%	Reynolds American, Inc., Tobacco

Reynolds American is a holding company, which, through its subsidiaries, manufactures and sells cigarettes in the US. Reynolds recently completed its acquisition of Lorillard and is in the process of integrating and realizing cost synergies between the two companies. Together, the company’s wholly owned subsidiaries include R. J. Reynolds Tobacco Company, American Snuff Company, LLC (American Snuff Co.), Lorillard, Inc., Santa Fe Natural Tobacco Company, Inc. (SFNTC), R. J. Reynolds Vapor Company (RJR Vapor), Niconovum USA, Inc., and Niconovum AB.

3.0%	Kraft Heinz Co. (The), Food Products

Kraft Heinz Company is a newly formed food and beverages product company resulting from the merger of Kraft Foods Group, Inc. and H.J. Heinz Co. The newly formed company produces a multitude of food and beverage products and collectively its brands include Kraft, Heinz, ABC, Capri Sun, Classico, Jell-O, Kool-Aid, Lunchables, Maxwell House, Ore-Ida, Oscar Mayer, Philadelphia, Planters, Plasmon, Quero, Weight Watchers Smart Ones, and Velveeta.

Prudential Jennison Equity Income Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Equity Income Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$951.30	1.14%	$5.61
	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80

Class B	Actual	$1,000.00	$947.50	1.89%	$9.28
	Hypothetical	$1,000.00	$1,015.68	1.89%	$9.60

Class C	Actual	$1,000.00	$948.00	1.89%	$9.28
	Hypothetical	$1,000.00	$1,015.68	1.89%	$9.60

Class Q	Actual	$1,000.00	$953.10	0.78%	$3.84
	Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97

Class R	Actual	$1,000.00	$950.10	1.39%	$6.83
	Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07

Class Z	Actual	$1,000.00	$952.60	0.89%	$4.38
	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Equity Income Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.18%	1.13%
B	1.88	1.88
C	1.88	1.88
Q	0.78	0.78
R	1.63	1.38
Z	0.88	0.88

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2015

Description	Shares	Value (Note 1)

LONG-TERM INVESTMENTS 99.2%

COMMON STOCKS 93.5%

Aerospace & Defense 1.8%
Boeing Co. (The)	570,304	$84,444,913

Airlines 0.2%
Air Canada (Canada)*	1,121,557	9,229,086

Banks 5.5%
Bank of America Corp.	3,453,570	57,950,905
JPMorgan Chase & Co.	1,559,488	100,197,104
Wells Fargo & Co.	1,896,879	102,697,029

		260,845,038

Beverages 3.3%
Britvic PLC (United Kingdom)	6,992,725	75,172,397
Britvic PLC (United Kingdom), 144A(a)	741,992	7,976,478
Coca-Cola Co. (The)	558,097	23,635,408
Coca-Cola Enterprises, Inc.	947,268	48,632,739

		155,417,022

Biotechnology 3.0%
AbbVie, Inc.	846,369	50,401,274
Celgene Corp.*	741,263	90,960,383

		141,361,657

Chemicals 0.8%
Air Products & Chemicals, Inc.	268,539	37,321,550

Commercial Services & Supplies 0.8%
Spotless Group Holdings Ltd. (Australia)	5,955,536	9,094,516
Spotless Group Holdings Ltd. (Australia), 144A(a)	18,978,066	28,980,821

		38,075,337

Communications Equipment 5.2%
Cisco Systems, Inc.	7,231,605	208,631,804
QUALCOMM, Inc.	634,783	37,718,806

		246,350,610

Consumer Finance 0.8%
Navient Corp.	2,846,539	37,545,849

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	13

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)

COMMON STOCKS (Continued)

Containers & Packaging 1.3%
Bemis Co., Inc.	668,363	$30,597,658
Packaging Corp. of America	427,064	29,232,531

		59,830,189

Diversified Financial Services
Gateway Energy & Resource Holdings LLC, Private Placement, (original cost $2,000,000; purchased 12/14/07), 144A*(a)(b)	100,000	1,213,967

Diversified Telecommunication Services 2.1%
Frontier Communications Corp.	16,935,475	87,048,342
HKBN Ltd. (Hong Kong), 144A*(a)	11,130,869	13,357,235

		100,405,577

Electric Utilities 0.2%
Alupar Investimento SA (Brazil)	375,608	1,543,708
Alupar Investimento SA (Brazil), 144A(a)	1,777,926	7,307,082

		8,850,790

Food Products 7.1%
ConAgra Foods, Inc.	1,456,933	59,078,633
JM Smucker Co. (The)	875,299	102,751,350
Kraft Heinz Co. (The)	1,796,396	140,064,996
Pinnacle Foods, Inc.	762,810	33,624,665

		335,519,644

Hotels, Restaurants & Leisure 8.3%
Carnival Corp.	1,767,474	95,584,994
McDonald’s Corp.	1,282,709	143,984,085
Merlin Entertainments PLC (United Kingdom)	325,083	2,074,319
Merlin Entertainments PLC (United Kingdom), 144A(a)	1,210,217	7,722,262
SeaWorld Entertainment, Inc.	1,880,715	37,482,650
Starbucks Corp.	882,151	55,196,188
Starwood Hotels & Resorts Worldwide, Inc.	637,895	50,948,674

		392,993,172

Independent Power & Renewable Electricity Producers 1.8%
Abengoa Yield PLC (Spain)(c)	2,926,967	54,236,698
NRG Yield, Inc. (Class A Stock)(c)	1,135,833	15,594,987
NRG Yield, Inc. (Class C Stock)(c)	1,135,833	16,401,429

		86,233,114

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)

COMMON STOCKS (Continued)

Insurance 1.1%
MetLife, Inc.	1,044,748	$52,634,404

IT Services 5.7%
Computer Sciences Corp.	2,848,162	189,659,108
Xerox Corp.	8,447,236	79,319,546

		268,978,654

Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.	367,536	48,066,358

Media 2.4%
Cinemark Holdings, Inc.(c)	1,117,760	39,613,414
Time Warner, Inc.(c)	992,166	74,749,787

		114,363,201

Multi-Utilities 1.6%
NiSource, Inc.	1,006,319	19,281,072
PG&E Corp.	1,045,253	55,816,510

		75,097,582

Oil, Gas & Consumable Fuels 6.7%
Cheniere Energy Partners LP Holdings LLC	3,429,230	67,487,246
Columbia Pipeline Group, Inc.	1,193,445	24,787,853
Euronav NV (Belgium)	2,615,106	39,121,986
Kinder Morgan, Inc.(c)	2,390,856	65,389,912
Pembina Pipeline Corp. (Canada)	955,185	23,994,247
SemGroup Corp. (Class A Stock)	110,617	5,038,604
Williams Cos., Inc. (The)	2,277,679	89,831,660

		315,651,508

Pharmaceuticals 6.4%
Bristol-Myers Squibb Co.	1,980,139	130,590,167
Endo International PLC*	1,106,081	66,353,799
Merck & Co., Inc.	447,790	24,476,201
Pfizer, Inc.	2,404,742	81,328,375

		302,748,542

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	15

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (REITs) 9.6%
Crown Castle International Corp.	690,275	$58,990,902
CyrusOne, Inc.	2,121,579	74,849,307
Digital Realty Trust, Inc.	1,631,394	120,657,900
GEO Group, Inc. (The)(c)	2,036,780	65,726,891
MFA Financial, Inc.	6,754,606	46,741,874
QTS Realty Trust, Inc. (Class A Stock)	883,546	38,001,313
Starwood Property Trust, Inc.	2,443,315	49,086,198

		454,054,385

Road & Rail 1.4%
Union Pacific Corp.	729,747	65,202,894

Software 1.7%
Microsoft Corp.	1,463,772	77,052,958

Specialty Retail 4.4%
GameStop Corp. (Class A Stock)(c)	1,821,896	83,934,748
Home Depot, Inc. (The)	773,006	95,574,462
Lowe’s Cos., Inc.	371,131	27,400,602

		206,909,812

Technology Hardware, Storage & Peripherals 2.2%
Apple, Inc.	842,597	100,690,342

Tobacco 5.1%
Philip Morris International, Inc.	1,113,039	98,392,648
Reynolds American, Inc.	2,909,636	140,593,611

		238,986,259

Wireless Telecommunication Services 2.0%
Vodafone Group PLC (United Kingdom), ADR	2,878,629	94,908,398

TOTAL COMMON STOCKS (cost $4,078,727,338)		4,410,982,812

PREFERRED STOCKS 4.4%

Diversified Telecommunication Services 1.5%
Frontier Communications Corp., Series A, CVT, 11.125%	698,323	69,224,759

See Notes to Financial Statements.

16

Description			Shares	Value (Note 1)

PREFERRED STOCKS (Continued)

Independent Power & Renewable Electricity Producers 0.4%
Dynegy, Inc., Series A, CVT, 5.375%(c)			241,991	$17,612,105

Oil, Gas & Consumable Fuels 1.0%
Kinder Morgan, Inc., Series A, CVT, 9.75%*			962,591	47,465,362

Pharmaceuticals 0.4%
Allergan PLC (Ireland) Series A, CVT, 5.50%			16,881	17,668,161

Real Estate Investment Trusts (REITs) 1.1%
American Tower Corp., CVT, 5.50%			523,879	54,745,356

TOTAL PREFERRED STOCKS (cost $210,809,542)				206,715,743

Interest Rate		Maturity Date	Principal Amount (000)#
CONVERTIBLE BOND 1.3%

Financial Services
WFC United Continental Holdings, Inc., Sr. Unsec’d. Notes, 144A(a) (cost $58,550,691)	7.440%	11/04/15	98,278	59,173,184

TOTAL LONG-TERM INVESTMENTS (cost $4,348,087,571)				4,676,871,739

			Shares
SHORT-TERM INVESTMENT 3.7%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $176,559,784; includes $119,692,999 of cash collateral for securities on loan)(Note 3)(d)(e)			176,559,784	176,559,784

TOTAL INVESTMENTS 102.9% (cost $4,524,647,355) (Note 5)				4,853,431,523
Liabilities in excess of other assets (2.9)%				(136,677,604)

NET ASSETS 100.0%				$4,716,753,919

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	17

Portfolio of Investments

as of October 31, 2015 continued

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

CVT—Convertible Security

OTC—Over-the-counter

REITs—Real Estate Investment Trusts

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	Indicates a security or securities that have been deemed illiquid.
(b)	Indicates a restricted security; the aggregate cost of the restricted security is $2,000,000. The aggregate value, $1,213,967, is approximately 0.0% of net assets.
(c)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $117,502,877; cash collateral of $119,692,999 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$84,444,913	$—	$—
Airlines	9,229,086	—	—
Banks	260,845,038	—	—
Beverages	72,268,147	83,148,875	—

See Notes to Financial Statements.

18

	Level 1	Level 2	Level 3
Common Stocks (continued)
Biotechnology	$141,361,657	$—	$—
Chemicals	37,321,550	—	—
Commercial Services & Supplies	—	38,075,337	—
Communications Equipment	246,350,610	—	—
Consumer Finance	37,545,849	—	—
Containers & Packaging	59,830,189	—	—
Diversified Financial Services	—	—	1,213,967
Diversified Telecommunication Services	87,048,342	13,357,235	—
Electric Utilities	1,543,708	7,307,082	—
Food Products	335,519,644	—	—
Hotels, Restaurants & Leisure	383,196,591	9,796,581	—
Independent Power & Renewable Electricity Producers	86,233,114	—	—
Insurance	52,634,404	—	—
IT Services	268,978,654	—	—
Life Sciences Tools & Services	48,066,358	—	—
Media	114,363,201	—	—
Multi-Utilities	75,097,582	—	—
Oil, Gas & Consumable Fuels	315,651,508	—	—
Pharmaceuticals	302,748,542	—	—
Real Estate Investment Trusts (REITs)	454,054,385	—	—
Road & Rail	65,202,894	—	—
Software	77,052,958	—	—
Specialty Retail	206,909,812	—	—
Technology Hardware, Storage & Peripherals	100,690,342	—	—
Tobacco	238,986,259	—	—
Wireless Telecommunication Services	94,908,398	—	—
Preferred Stocks
Diversified Telecommunication Services	69,224,759	—	—
Independent Power & Renewable Electricity Producers	17,612,105	—	—
Oil, Gas & Consumable Fuels	47,465,362	—	—
Pharmaceuticals	17,668,161	—	—
Real Estate Investment Trusts (REITs)	54,745,356	—	—
Convertible Bond	—	—	59,173,184
Affiliated Money Market Mutual Fund	176,559,784	—	—

Total	$4,641,359,262	$151,685,110	$60,387,151

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	19

Portfolio of Investments

as of October 31, 2015 continued

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Common Stock	Convertible Bonds
Balance as of 10/31/14	$1,415,762	$355,797,167
Accrued discount/premium	—	—
Realized gain (loss)	—	(2,886,590)
Change in unrealized appreciation (depreciation)*	(201,795)	19,846,447
Purchases	—	58,550,691
Sales	—	(372,134,531)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 10/31/15	$1,213,967	$59,173,184

*	Of which, $420,698 was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

	Fair Value October 31, 2015	Valuation Methodologies	Unobservable Input(s)	Range (Weighted Average)
Common Stocks	$1,213,967	Mark-to-Market (Index)	Discretionary Adjustment Rate	(13.27)%
Convertible Bonds Investments	$59,173,184	Market Approach	Offered quote	$60.21

See Notes to Financial Statements.

20

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Real Estate Investment Trusts (REITs)	10.7%
Hotels, Restaurants & Leisure	8.3
Oil, Gas & Consumable Fuels	7.7
Food Products	7.1
Pharmaceuticals	6.8
IT Services	5.7
Banks	5.5
Communications Equipment	5.2
Tobacco	5.1
Specialty Retail	4.4
Affiliated Money Market Mutual Fund (including 2.5% of collateral for securities on loan)	3.7
Diversified Telecommunication Services	3.6
Beverages	3.3
Biotechnology	3.0
Media	2.4
Independent Power & Renewable Electricity Producers	2.2
Technology Hardware, Storage & Peripherals	2.2
Wireless Telecommunication Services	2.0%
Aerospace & Defense	1.8
Software	1.7
Multi-Utilities	1.6
Road & Rail	1.4
Containers & Packaging	1.3
Financial Services	1.3
Insurance	1.1
Life Sciences Tools & Services	1.0
Commercial Services & Supplies	0.8
Consumer Finance	0.8
Chemicals	0.8
Airlines	0.2
Electric Utilities	0.2

102.9
Liabilities in excess of other assets	(2.9)

100.0%

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	21

Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value, including securities on loan of $117,502,877:
Unaffiliated investments (cost $4,348,087,571)	$4,676,871,739
Affiliated investments (cost $176,559,784)	176,559,784
Receivable for investments sold	27,752,723
Receivable for Fund shares sold	8,453,898
Dividends and interest receivable	5,651,906
Tax reclaim receivable	3,931,114
Prepaid expenses	45,986

Total assets	4,899,267,150

Liabilities
Payable to broker for collateral for securities on loan	119,692,999
Payable for investments purchased	36,437,031
Payable for Fund shares reacquired	19,904,161
Management fee payable	2,993,494
Distribution fee payable	1,550,359
Accrued expenses and other liabilities	1,047,244
Payable to custodian	781,868
Affiliated transfer agent fee payable	104,585
Deferred directors’ fees	1,490

Total liabilities	182,513,231

Net Assets	$4,716,753,919

Net assets were comprised of:
Common stock, at par	$290,659
Paid-in capital in excess of par	4,043,394,859

4,043,685,518
Undistributed net investment income	15,737,372
Accumulated net realized gain on investment and foreign currency transactions	329,096,034
Net unrealized appreciation on investments and foreign currencies	328,234,995

Net assets, October 31, 2015	$4,716,753,919

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share, ($1,584,922,513 ÷ 95,563,077 shares of common stock issued and outstanding)	$16.59
Maximum sales charge (5.50% of offering price)	0.97

Maximum offering price to public	$17.56

Class B
Net asset value, offering price and redemption price per share,
($146,618,153 ÷ 9,456,023 shares of common stock issued and outstanding)	$15.51

Class C
Net asset value, offering price and redemption price per share,
($1,285,070,865 ÷ 83,086,907 shares of common stock issued and outstanding)	$15.47

Class Q
Net asset value, offering price and redemption price per share,
($27,327,590 ÷ 1,646,299 shares of common stock issued and outstanding)	$16.60

Class R
Net asset value, offering price and redemption price per share,
($44,386,859 ÷ 2,676,580 shares of common stock issued and outstanding)	$16.58

Class Z
Net asset value, offering price and redemption price per share,
($1,628,427,939 ÷ 98,229,771 shares of common stock issued and outstanding)	$16.58

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	23

Statement of Operations

Year Ended October 31, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $2,603,093)	$147,925,299
Interest income	24,192,507
Affiliated income from securities lending, net	3,565,061
Affiliated dividend income	132,098

Total income	175,814,965

Expenses
Management fee	38,347,660
Distribution fee—Class A	5,235,545
Distribution fee—Class B	1,645,624
Distribution fee—Class C	13,533,934
Distribution fee—Class R	334,720
Transfer agent’s fees and expenses (including affiliated expense of $602,500)	5,387,000
Custodian and accounting fees	607,000
Shareholders’ reports	325,000
Registration fees	168,000
Directors’ fees	107,000
Insurance expenses	58,000
Legal fees and expenses	50,000
Audit fee	26,000
Miscellaneous	46,771

Total expenses	65,872,254
Less: Distribution fee waiver—Class A	(872,591)
Distribution fee waiver—Class R	(111,573)

Net expenses	64,888,090

Net investment income	110,926,875

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	336,218,671
Foreign currency transactions	(254,928)

335,963,743

Net change in unrealized appreciation (depreciation) on:
Investments	(535,913,603)
Foreign currencies	(320,581)

(536,234,184)

Net loss on investment and foreign currency transactions	(200,270,441)

Net Decrease In Net Assets Resulting From Operations	$(89,343,566)

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$110,926,875	$175,963,139
Net realized gain on investment and foreign currency transactions	335,963,743	211,136,030
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(536,234,184)	263,649,953

Net increase (decrease) in net assets resulting from operations	(89,343,566)	650,749,122

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(33,743,714)	(73,909,591)
Class B	(2,188,040)	(6,171,065)
Class C	(18,415,554)	(42,727,307)
Class Q	(436,796)	(131,499)
Class R	(763,518)	(1,233,844)
Class X	—	(1,943)
Class Z	(39,024,552)	(60,866,615)

	(94,572,174)	(185,041,864)

Distributions from net realized gains
Class A	(69,567,800)	(75,598,648)
Class B	(7,171,006)	(7,411,991)
Class C	(55,233,468)	(50,122,234)
Class Q	(253,788)	(127,029)
Class R	(1,670,449)	(1,119,700)
Class X	—	(13,494)
Class Z	(70,679,946)	(55,212,077)

	(204,576,457)	(189,605,173)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	928,311,730	1,077,288,034
Net asset value of shares issued in reinvestment of dividends and distributions	244,337,779	299,541,549
Cost of shares reacquired	(1,118,715,152)	(845,558,799)

Net increase in net assets from Fund share transactions	53,934,357	531,270,784

Total increase (decrease)	(334,557,840)	807,372,869

Net Assets:
Beginning of year	5,051,311,759	4,243,938,890

End of year(a)	$4,716,753,919	$5,051,311,759

(a) Includes undistributed net investment income of:	$15,737,372	$—

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	25

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 10 (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company was organized on March 5, 1997, as a Maryland Corporation. The Company operates as a series company. At October 31, 2015, the Company consisted of two diversified investment portfolios (each a “Fund” and collectively the “Funds”). The information presented in these financial statements pertains to Prudential Jennison Equity Income Fund (the “Fund”). The investment objective of the Fund is income and capital appreciation.

1. Significant Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued

26

at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchange are valued using pricing vendor services that provide model prices derived using adjustments factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Jennison Equity Income Fund	27

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to the guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment.

Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

28

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Fund

Prudential Jennison Equity Income Fund	29

Notes to Financial Statements

continued

currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

Master Netting Arrangements: Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the

30

Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2015, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the

Prudential Jennison Equity Income Fund	31

Notes to Financial Statements

continued

securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends, if any, from net investment income are declared and paid at least quarterly. These dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America.

Net realized gains from investment transactions, if any, are distributed at least annually. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital as appropriate in excess of par.

32

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund has entered into investment management agreements with PI which provides that the Manager will furnish the Fund with investment advice and investment management and administrative services. The Manager has entered into a subadvisory agreement with Jennison Associates LLC.

Advisory Fee and Expense Limitations: The Manager receives a fee, accrued daily and paid monthly, based on an annual rate of the average net assets. The Manager pays the subadviser a fee as compensation for advisory services provided to the Fund. The Manager has voluntarily agreed to waive expenses in accordance with limitation expense policies as noted in the table below. The Manager will reimburse the Fund for its operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, but inclusive of the advisory fee, which in the aggregate exceed specified percentages of the Fund’s average net assets while retaining their ability to be reimbursed for such fee waivers prior to the end of the fiscal year. The advisory fee and expense limitation are summarized as follows:

Advisory Fee at October 31, 2015	Effective Advisory Fee	Expense Limitation
.85% to $500 million;	.75%	1.15%
.80% next $500 million;
.75% next $1.5 billion;
.725% next $2.5 billion
.70% next $2.5 billion
.675% next $2.5 billion
.65% in excess of $10 billion

Such contractual fee waivers or reductions have been calculated prior to any fee reimbursements with respect to the expense limitations, and may be rescinded at any time and without notice to investors. All reimbursements by the Manager are reflected in the Statements of Operations.

Prudential Jennison Equity Income Fund	33

Notes to Financial Statements

continued

Certain officers and directors of the Fund are officers or directors of the Manager. The Fund pays no compensation directly to its officers or interested directors.

The Fund has distribution agreements with Prudential Investment Management Services LLC (“PIMS”) and Prudential Annuities Distributors, Inc. (“PAD”). PIMS and PAD are both affiliates of PI and indirect, wholly-owned subsidiaries of Prudential. PIMS serves as the distributor of the Fund’s Class A, Class B, Class C, Class Q, Class R and Class Z shares. PIMS, together with PAD, served as co-distributor of the Fund’s Class X shares.

The Company has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for the Class A, Class B, Class C and Class R shares of the Fund in accordance with Rule 12b-1 of the 1940 Act. No distribution or service fees are paid to PIMS as distributor for the Fund’s Class Q or Class Z shares.

Under the Plans, the Fund compensates PIMS and PAD a distribution and service fee at an annual rate up to .30%, 1.00%, 1.00%, .75% of the average daily net assets of the Class A, B, C and R shares, respectively. Through February 29, 2016, PIMS has contractually agreed to limit such fees to .25% and .50% of the average daily net assets of the Class A shares and Class R shares, respectively. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. During the year ended October 31, 2015, PIMS has advised the Fund, front-end sales charges (“FESC”) and gross contingent deferred sales charges (“CDSC”) were as follows:

Class A FESC	Class A CDSC	Class B CDSC	Class C CDSC
$3,265,203	$43,301	$179,538	$78,438

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of Prudential Investments LLC and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses shown in the Statements of Operations include certain out-of pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940

34

Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, served as the Fund’s securities lending agent. For the year ended October 31, 2015, PIM has been compensated approximately $938,500 for these services.

4. Portfolio Securities

Purchases and sales of securities, other than short term obligations, for the year ended October 31, 2015, were $3,532,537,657 and $3,600,300,239, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2015, the adjustments were to increase undistributed net investment income by $301,855, decrease accumulated net realized gain on investment and foreign currency transactions by $301,723 and decrease paid-in capital in excess of par by $132 due to differences in the treatment for book and tax purposes of certain transactions involving foreign currencies, partnership investments, reclassifications of distributions and other book/tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2015, the tax character of dividends paid by the Fund were $115,338,013 of ordinary income and $183,810,618 of long-term capital gains. For the year ended October 31, 2014, the tax character of dividends paid by the Fund were $185,041,864 of ordinary income and $189,605,173 of long-term capital gains.

As of October 31, 2015, the accumulated undistributed earnings on a tax basis were $16,604,125 of ordinary income and $337,590,622 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

Prudential Jennison Equity Income Fund	35

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$4,534,007,206	$653,566,144	$(334,141,827)	$319,424,317	$(549,173)	$318,875,144

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in partnerships. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and options.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Shares of Capital Stock

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Purchases of $1 million or more are subject to a contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of their purchase. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. As of April 11, 2014, the last conversion of Class X to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of capital.

36

At October 31, 2015, Prudential through its affiliates owned 95 Class Q shares of the Fund.

Of the Company’s authorized capital stock, 2.97 billion authorized shares have been allocated to the Fund and divided into six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z capital stock, each of which consists of 1,250 million, 20 million, 300 million, 75 million, 75 million, and 1,250 million authorized shares, respectively.

Transactions in shares of capital were as follows:

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	15,358,297	$268,125,533
Shares issued in reinvestment of dividends and distributions	5,295,522	91,082,434
Shares reacquired	(22,030,987)	(379,241,006)

Net increase (decrease) in shares outstanding before conversion	(1,377,168)	(20,033,039)
Shares issued upon conversion from other share class(es)	819,261	14,257,263
Shares reacquired upon conversion into other share class(es)	(1,838,818)	(32,091,873)

Net increase (decrease) in shares outstanding	(2,396,725)	$(37,867,649)

Year ended October 31, 2014:
Shares sold	19,772,027	$341,304,043
Shares issued in reinvestment of dividends and distributions	7,719,746	131,158,157
Shares reacquired	(21,576,424)	(371,588,004)

Net increase (decrease) in shares outstanding before conversion	5,915,349	100,874,196
Shares issued upon conversion from other share class(es)	549,238	9,557,038
Shares reacquired upon conversion into other share class(es)	(11,699,065)	(207,405,353)

Net increase (decrease) in shares outstanding	(5,234,478)	$(96,974,119)

Class B
Year ended October 31, 2015:
Shares sold	346,362	$5,665,305
Shares issued in reinvestment of dividends and distributions	443,441	7,146,269
Shares reacquired	(1,323,724)	(21,324,148)

Net increase (decrease) in shares outstanding before conversion	(533,921)	(8,512,574)
Shares reacquired upon conversion into other share class(es)	(358,133)	(5,793,109)

Net increase (decrease) in shares outstanding	(892,054)	$(14,305,683)

Year ended October 31, 2014:
Shares sold	1,398,222	$22,495,945
Shares issued in reinvestment of dividends and distributions	636,596	10,163,772
Shares reacquired	(1,333,393)	(21,636,977)

Net increase (decrease) in shares outstanding before conversion	701,425	11,022,740
Shares reacquired upon conversion into other share class(es)	(370,147)	(6,076,656)

Net increase (decrease) in shares outstanding	331,278	$4,946,084

Prudential Jennison Equity Income Fund	37

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	14,168,773	$231,046,504
Shares issued in reinvestment of dividends and distributions	3,661,966	58,817,343
Shares reacquired	(10,990,308)	(176,105,022)

Net increase (decrease) in shares outstanding before conversion	6,840,431	113,758,825
Shares issued upon conversion from other share class(es)	2,160	34,271
Shares reacquired upon conversion into other share class(es)	(1,503,822)	(24,422,276)

Net increase (decrease) in shares outstanding	5,338,769	$89,370,820

Year ended October 31, 2014:
Shares sold	15,196,817	$246,065,986
Shares issued in reinvestment of dividends and distributions	4,487,201	71,527,544
Shares reacquired	(7,986,822)	(129,283,777)

Net increase (decrease) in shares outstanding before conversion	11,697,196	188,309,753
Shares reacquired upon conversion into other share class(es)	(1,175,887)	(19,157,550)

Net increase (decrease) in shares outstanding	10,521,309	$169,152,203

Class Q
Year ended October 31, 2015:
Shares sold	1,719,200	$30,534,623
Shares issued in reinvestment of dividends and distributions	34,798	591,568
Shares reacquired	(419,969)	(7,087,368)

Net increase (decrease) in shares outstanding	1,334,029	$24,038,823

Year ended October 31, 2014:
Shares sold	270,782	$4,708,044
Shares issued in reinvestment of dividends and distributions	15,239	258,528
Shares reacquired	(135,464)	(2,315,030)

Net increase (decrease) in shares outstanding	150,557	$2,651,542

Class R
Year ended October 31, 2015
Shares sold	805,012	$14,064,831
Shares issued in reinvestment of dividends and distributions	141,634	2,433,967
Shares reacquired	(524,743)	(9,037,014)

Net increase (decrease) in shares outstanding	421,903	$7,461,784

Year ended October 31, 2014:
Shares sold	1,157,507	$19,981,623
Shares issued in reinvestment of dividends and distributions	135,260	2,303,085
Shares reacquired	(370,628)	(6,396,432)

Net increase (decrease) in shares outstanding	922,139	$15,888,276

38

Class X	Shares	Amount
Period ended April 11, 2014:*
Shares issued in reinvestment of dividends and distributions	970	$15,336
Shares reacquired	(1,210)	(19,279)

Net increase (decrease) in shares outstanding before conversion	(240)	(3,943)
Shares reacquired upon conversion into other share class(es)	(27,624)	(441,185)

Net increase (decrease) in shares outstanding	(27,864)	$(445,128)

Class Z
Year ended October 31, 2015:
Shares sold	21,770,698	$378,874,934
Shares issued in reinvestment of dividends and distributions	4,906,364	84,266,198
Shares reacquired	(30,649,392)	(525,920,594)

Net increase (decrease) in shares outstanding before conversion	(3,972,330)	(62,779,462)
Shares issued upon conversion from other share class(es)	3,096,399	53,910,068
Shares reacquired upon conversion into other share class(es)	(338,712)	(5,894,344)

Net increase (decrease) in shares outstanding	(1,214,643)	$(14,763,738)

Year ended October 31, 2014:
Shares sold	25,659,760	$442,732,393
Shares issued in reinvestment of dividends and distributions	4,943,646	84,115,127
Shares reacquired	(18,277,233)	(314,319,300)

Net increase (decrease) in shares outstanding before conversion	12,326,173	212,528,220
Shares issued upon conversion from other share class(es)	12,792,240	226,286,080
Shares reacquired upon conversion into other share class(es)	(159,436)	(2,762,374)

Net increase (decrease) in shares outstanding	24,958,977	$436,051,926

*	As of April 11, 2014, the last conversion of Class X shares to Class A was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Prudential Jennison Equity Income Fund	39

Notes to Financial Statements

continued

The Fund did not utilize the SCA during the year ended October 31, 2015.

8. New Accounting Pronouncement

In May 2015, FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (NAV) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 it has been determined that there is no impact on the financial statement disclosures.

9. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends and capital gains distributions on December 16, 2015 to shareholders of record on December 17, 2015. The ex-dividend date was December 18, 2015. The per share amounts declared were as follows:

	Ordinary Income	Long-Term Capital Gains
Class A	0.26459	1.21186
Class B	0.23262	1.21186
Class C	0.23262	1.21186
Class Q	0.28250	1.21186
Class R	0.25277	1.21186
Class Z	0.27645	1.21186

40

Financial Highlights

Class A Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$17.88	$16.84	$13.90	$12.98	$12.92
Income (loss) from investment operations:
Net investment income	.40	.70	.40	.55	.52
Net realized and unrealized gain (loss) on investments	(.65)	1.77	3.01	.83	.02
Total from investment operations	(.25)	2.47	3.41	1.38	.54
Less Dividends and Distributions:
Dividends from net investment income	(.34)	(.70)	(.47)	(.46)	(.48)
Distributions from net realized gains on investments	(.70)	(.73)	-	-	-
Total dividends and distributions	(1.04)	(1.43)	(.47)	(.46)	(.48)
Net asset value, end of year	$16.59	$17.88	$16.84	$13.90	$12.98
Total Return(a)	(1.53)%	15.36%	25.14%	10.77%	4.16%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,584.9	$1,751.8	$1,738.3	$1,249.1	$935.0
Average net assets (in millions)	$1,745.2	$1,807.3	$1,458.7	$1,124.3	$731.3
Ratios to average net assets(c):
Expense after fee waivers and/or expense reimbursement	1.13%	1.13%	1.16%	1.17%	1.22%
Expense before fee waivers and/or expense reimbursement	1.18%	1.18%	1.21%	1.22%	1.27%
Net investment income	2.31%	4.04%	2.63%	4.07%	3.88%
Portfolio turnover rate	76%	57%	91%	72%	70%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	41

Financial Highlights

continued

Class B Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$16.79	$15.90	$13.15	$12.31	$12.27
Income (loss) from investment operations:
Net investment income (loss)	.25	.53	.25	.43	.39
Net realized and unrealized gain (loss) on investments	(.61)	1.67	2.87	.77	.04
Total from investment operations	(.36)	2.20	3.12	1.20	.43
Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.58)	(.37)	(.36)	(.39)
Distributions from net realized gains on investments	(.70)	(.73)	-	-	-
Total dividends and distributions	(.92)	(1.31)	(.37)	(.36)	(.39)
Net asset value, end of year	$15.51	$16.79	$15.90	$13.15	$12.31
Total Return(a)	(2.28)%	14.52%	24.16%	9.91%	3.45%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$146.6	$173.7	$159.3	$90.6	$58.8
Average net assets (in millions)	$164.6	$171.9	$119.3	$76.5	$42.0
Ratios to average net assets(c):
Expense after fee waivers and/or expense reimbursement	1.88%	1.88%	1.91%	1.92%	1.97%
Expense before fee waivers and/or expense reimbursement	1.88%	1.88%	1.91%	1.92%	1.97%
Net investment income (loss)	1.56%	3.25%	1.81%	3.33%	3.07%
Portfolio turnover rate	76%	57%	91%	72%	70%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

42

Class C Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$16.75	$15.87	$13.12	$12.28	$12.25
Income (loss) from investment operations:
Net investment income (loss)	.25	.51	.27	.43	.39
Net realized and unrealized gain (loss) on investments	(.61)	1.68	2.85	.77	.03
Total from investment operations	(.36)	2.19	3.12	1.20	.42
Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.58)	(.37)	(.36)	(.39)
Distributions from net realized gains on investments	(.70)	(.73)	-	-	-
Total dividends and distributions	(.92)	(1.31)	(.37)	(.36)	(.39)
Net asset value, end of period	$15.47	$16.75	$15.87	$13.12	$12.28
Total Return(a)	(2.29)%	14.48%	24.22%	9.93%	3.37%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,285.1	$1,302.2	$1,066.6	$691.5	$499.1
Average net assets (in millions)	$1,353.4	$1,195.7	$851.3	$615.1	$356.1
Ratios to average net assets(c):
Expense after fee waivers and/or expense reimbursement	1.88%	1.88%	1.91%	1.92%	1.97%
Expense before fee waivers and/or expense reimbursement	1.88%	1.88%	1.91%	1.92%	1.97%
Net investment income (loss)	1.56%	3.16%	1.87%	3.33%	3.08%
Portfolio turnover rate	76%	57%	91%	72%	70%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	43

Financial Highlights

continued

Class Q Shares
	Year Ended October 31,				January 18, 2011(f) through October 31, 2011
	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$17.90	$16.85	$13.90	$12.99	$13.52
Income (loss) from investment operations:
Net investment income	.47	.74	.46	.62	.29
Net realized and unrealized gain (loss) on investments	(.67)	1.80	3.01	.80	(.43)
Total from investment operations	(.20)	2.54	3.47	1.42	(.14)
Less Dividends and Distributions:
Dividends from net investment income	(.40)	(.76)	(.52)	(.51)	(.39)
Distributions from net realized gains on investments	(.70)	(.73)	-	-	-
Total dividends and distributions	(1.10)	(1.49)	(.52)	(.51)	(.39)
Net asset value, end of period	$16.60	$17.90	$16.85	$13.90	$12.99
Total Return(a)	(1.23)%	15.81%	25.64%	11.09%	(1.06)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$27.3	$5.6	$2.7	$2.2	$1.0
Average net assets (in millions)	$16.0	$2.8	$2.3	$1.7	$0.2
Ratios to average net assets(c):
Expense after fee waivers and/or expense reimbursement	.78%	.78%	.81%	.81%	.89%	(d)
Expense before fee waivers and/or expense reimbursement	.78%	.78%	.81%	.81%	.89%	(d)
Net investment income	2.77%	4.30%	3.00%	4.57%	2.99%	(d)
Portfolio turnover rate	76%	57%	91%	72%	70%	(e)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) Commencement of operations.

See Notes to Financial Statements.

44

Class R Shares
	Year Ended October 31,				January 18, 2011(f) through October 31, 2011
	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$17.88	$16.84	$13.89	$12.98	$13.52
Income (loss) from investment operations:
Net investment income	.36	.59	.34	.52	.32
Net realized and unrealized gain (loss) on investments	(.67)	1.84	3.05	.81	(.52)
Total from investment operations	(.31)	2.43	3.39	1.33	(.20)
Less Dividends and Distributions:
Dividends from net investment income	(.29)	(.66)	(.44)	(.42)	(.34)
Distributions from net realized gains on investments	(.70)	(.73)	-	-	-
Total dividends and distributions	(.99)	(1.39)	(.44)	(.42)	(.34)
Net assets, end of period (000)	$16.58	$17.88	$16.84	$13.89	$12.98
Total Return(b)	(1.83)%	15.08%	24.86%	10.42%	(1.50)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$44.4	$40.3	$22.4	$8.9	$3.0
Average net assets (in millions)	$44.6	$32.5	$14.7	$5.7	$1.5
Ratios to average net assets(c):
Expense after fee waivers and/or expense reimbursement	1.38%	1.38%	1.41%	1.42%	1.51%	(d)
Expense before fee waivers and/or expense reimbursement	1.63%	1.63%	1.66%	1.67%	1.76%	(d)
Net investment income	2.07%	3.40%	2.25%	3.83%	3.09%	(d)
Portfolio turnover rate	76%	57%	91%	72%	70%	(e)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) Commencement of operations.

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	45

Financial Highlights

continued

Class X Shares
	Period Ended April 11,		Year Ended October
	2014(g)		2013	2012	2011	2010
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$15.86		$13.11	$12.27	$12.24	$10.28
Income (loss) from investment operations:
Net investment income	.31		.33	.41	.44	.31
Net realized and unrealized gain (loss) on investments	.38		2.79	.79	(.02)	2.13
Total from investment operations	.69		3.12	1.20	.42	2.44
Less Dividends and Distributions:
Dividends from net investment income	(.42)		(.37)	(.36)	(.39)	(.48)
Distributions from net realized gains on investments	(.73)		-	-	-	-
Total dividends and distributions	(1.15)		(.37)	(.36)	(.39)	(.48)
Capital Contributions(d)	-		-	-	-	- *
Net asset value, end of period	$15.40		$15.86	$13.11	$12.27	$12.24
Total Return(b)	4.28%		24.24%	9.94%	3.37%	24.27%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$-	(h)	$0.4	$1.3	$2.7	$5.1
Average net assets (in millions)	$0.2		$0.8	$1.8	$3.8	$6.5
Ratios to average net assets(c):
Expense after fee waivers and/or expense reimbursement	1.88%	(e)	1.91%	1.92%	1.95%	2.19%
Expense before fee waivers and/or expense reimbursement	1.88%	(e)	1.91%	1.92%	1.95%	2.20%
Net investment income	4.24%	(e)	2.16%	3.20%	3.42%	2.74%
Portfolio turnover rate	35%	(f)	91%	72%	70%	49%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) The Fund received payments related to a former affiliates and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The fund was not involved in the proceedings or in the calculation of the amount of the settlement.

(e) Annualized.

(f) Not annualized.

(g) As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

(h) Net assets were $49,627.

* Amount is less than $0.005

See Notes to Financial Statements.

46

Class Z Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Year	$17.88	$16.84	$13.89	$12.97	$12.91
Income (loss) from investment operations:
Net investment income	.44	.69	.43	.59	.53
Net realized and unrealized gain (loss) on investments	(.66)	1.82	3.03	.82	.04
Total from investment operations	(.22)	2.51	3.46	1.41	.57
Less Dividends and Distributions:
Dividends from net investment income	(.38)	(.74)	(.51)	(.49)	(.51)
Distributions from net realized gains on investments	(.70)	(.73)	-	-	-
Total dividends and distributions	(1.08)	(1.47)	(.51)	(.49)	(.51)
Net asset value, end of year	$16.58	$17.88	$16.84	$13.89	$12.97
Total Return(a)	(1.33)%	15.65%	25.47%	11.06%	4.42%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,628.4	$1,777.7	$1,254.1	$837.3	$553.4
Average net assets (in millions)	$1,779.5	$1,457.1	$1,023.2	$713.7	$348.9
Ratios to average net assets(c):
Expense after fee waivers and/or expense reimbursement	.88%	.88%	.91%	.92%	.98%
Expense before fee waivers and/or expense reimbursement	.88%	.88%	.91%	.92%	.98%
Net investment income	2.56%	4.00%	2.87%	4.33%	4.00%
Portfolio turnover rate	76%	57%	91%	72%	70%

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	47

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 10:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Equity Income Fund, a series of Prudential Investment Portfolios, Inc. 10 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2015

48

Federal Income Tax Information

(Unaudited)

We are advising you that during the fiscal year ended October 31, 2015, the Fund reports the maximum amount allowed per share, but not less than $0.63 for Class A, B, C, Q, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2015, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
Prudential Jennison Equity Income Fund	100.00%	69.86%

In January 2016 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

Prudential Jennison Equity Income Fund	49

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Equity Income Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Prudential Jennison Equity Income Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison Equity Income Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Equity Income Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016 after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Jennison Equity Income Fund is a series of Prudential Investment Portfolios, Inc. 10.

Prudential Jennison Equity Income Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Jennison Equity Income Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Equity Income Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board also noted information from PI indicating that the Fund’s net total expense ratio was only nine basis points higher than the median of all funds in the peer group.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Equity Income Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Equity Income Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON EQUITY INCOME FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	SPQAX	JEIBX	AGOCX	PJIQX	PJERX	JDEZX
CUSIP	74441L808	74441L881	74441L873	74441L816	74441L790	74441L832

MF203E    0286277-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL QMA MID-CAP VALUE FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

Capital growth

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. ©2015 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential QMA Mid-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2015.

You may have noticed that the name of your Fund will include the name of the Fund’s sub-adviser, QMA. This change, which officially takes effect on December 31, 2015, was made to better recognize the distinct capabilities and expertise that QMA brings to the range of funds it manages.

With approximately $105 billion in assets under management (as of 9/30/2015), QMA has been a leader in the application of advanced portfolio management techniques to meet its clients’ investment needs since 1975. QMA applies innovative investment strategies that pair the seasoned judgment of traditional stock-pickers with the systematic rigor of computer-driven investment platforms. They bring a level of sophistication and experience to individually managed accounts and mutual funds that is ordinarily available only to large institutional investors.

As always, Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Investments’ affiliated asset managers, such as QMA, that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential QMA Mid-Cap Value Fund

Prudential QMA Mid-Cap Value Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	0.19%	87.30%	119.45%	—
Class B	–0.59	80.55	103.91	—
Class C	–0.59	80.41	103.73	—
Class Q	0.55	N/A	N/A	73.06% (1/18/11)
Class R	N/A	N/A	N/A	–2.81 (12/22/14)
Class Z	0.45	89.89	N/A	114.91 (11/29/05)
Russell Midcap Value Index	0.47	89.56	123.88	—
S&P MidCap 400 Index	3.42	87.58	138.62	—
Russell Midcap Index	2.77	91.77	133.45	—
Lipper Mid-Cap Value Funds Average	0.85	78.85	105.80	—

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–7.04%	11.91%	6.43%	—
Class B	–6.99	12.21	6.25	—
Class C	–3.28	12.33	6.24	—
Class Q	–1.22	N/A	N/A	11.21% (1/18/11)
Class R	N/A	N/A	N/A	N/A (12/22/14)
Class Z	–1.41	13.47	N/A	7.54 (11/29/05)
Russell Midcap Value Index	–2.07	13.15	7.42	—
S&P MidCap 400 Index	1.40	12.93	8.25	—
Russell Midcap Index	–0.25	13.40	7.87	—
Lipper Mid-Cap Value Funds Average	–2.52	11.76	6.40	—

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Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–5.32%	12.10%	7.57%	—
Class B	–5.25	12.42	7.38	—
Class C	–1.52	12.53	7.38	—
Class Q	0.55	N/A	N/A	12.14% (1/18/11)
Class R	N/A	N/A	N/A	N/A (12/22/14)
Class Z	0.45	13.68	N/A	8.02 (11/29/05)

Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	0.19%	13.37%	8.18%	—
Class B	–0.59	12.54	7.38	—
Class C	–0.59	12.53	7.38	—
Class Q	0.55	N/A	N/A	12.14% (1/18/11)
Class R	N/A	N/A	N/A	N/A (12/22/14)
Class Z	0.45	13.68	N/A	8.02 (11/29/05)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential QMA Mid-Cap Value Fund (Class A shares) with a similar investment in the S&P MidCap 400 Index and Russell Midcap Value Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2005) and the account values at the end of the current fiscal year (October 31, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was

Prudential QMA Mid-Cap Value Fund	3

Your Fund’s Performance (continued)

deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables above, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

Russell Midcap Value Index

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks included in the index are also members of the Russell 1000 Value Index. The cumulative total returns for the Index measured from the month-end closest to the inception date for Class Q shares through 10/31/2015 are 71.50%, –2.02% for Class R shares, and 116.25% for Class Z shares. The average annual total returns for the Index measured from the month-end closest to the inception date for Class Q shares through 9/30/15 are 10.84% and 7.51% for Class Z shares. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

Standard & Poor’s MidCap 400 Index

The Standard & Poor’s MidCap 400 Index (S&P MidCap 400 Index) is an unmanaged index of 400 domestic stocks chosen for market capitalization, liquidity, and industry group representation. It gives a broad look at how US mid-cap stock prices have performed. The cumulative total returns for the Index measured from the month-end closest to the inception date for Class Q shares through 10/31/2015 are 67.61%, 0.72% for Class R shares, and 127.50% for Class Z shares. The average annual total returns for the Index measured from the month-end closest to the inception date for Class Q shares through 9/30/15 are 10.40% and 8.11% for Class Z shares. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

Russell Midcap Index

The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The cumulative total returns for the Index measured from the month-end closest to the inception date for Class Q shares through 10/31/2015 are 72.49%, –0.01% for Class R shares, and 123.53% for Class Z shares. The average annual total returns for the Index measured from the month-end closest to the inception date for Class Q shares through 9/30/15 are 10.95% and 7.86% for Class Z shares. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

Lipper Mid-Cap Value Funds Average

The Lipper Mid-Cap Value Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Mid-Cap Value Funds category for the periods noted. Funds in the Lipper Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the companies in the S&P MidCap 400 Index. The cumulative total returns for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 10/31/2015 are 61.10%, –1.63% for Class R shares, and 98.98% for Class Z shares. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 9/30/15 are 9.32% and 6.53% for Class Z shares. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

Prudential QMA Mid-Cap Value Fund	5

Your Fund’s Performance (continued)

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/15
PPL Corp., Electric Utilities	1.5%
SunTrust Banks, Inc., Banks	1.5
Public Service Enterprise Group, Inc., Multi-Utilities	1.4
Hartford Financial Services Group, Inc. (The), Insurance	1.4
CenturyLink, Inc., Diversified Telecommunication Services	1.3

Holdings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA Mid-Cap Value Fund’s Class A shares returned 0.19% for the 12-month reporting period ended October 31, 2015, underperforming the 0.47% return of the Russell Midcap Value Index (the Index), and the 0.85% return of the Lipper Mid-Cap Value Funds Average.

What were conditions like in the mid-cap section of the US stock market?

The period was dominated by slow but positive economic growth in the United States and fear of worsening economic conditions in Europe and China, resulting in a volatile and slightly positive return for US mid-cap value stocks.

Mid-cap growth stocks outperformed value. While growth stocks often outperform value stocks during an economic recovery, they had not been doing so in the troubled growth recovery before the reporting period. The long prior period of economic uncertainty made investors less willing than usual to pay more for growth stocks. As a result, mid-cap value stocks were selling at higher prices than their long-term average price-to-earnings ratio (P/E) would indicate, while mid-cap growth stocks were selling below their average P/E. When economic prospects began to look better established during this reporting period, investors appeared more willing to pay more for growth stocks.

The drop in Chinese demand for imports, together with rising supplies of energy commodities, led to plunges in energy prices late in 2014 and again between May and September 2015. Declining energy costs may have helped support US economic growth, but energy-related stocks pulled down market averages, since the energy sector makes up more than 9% of the Index, and fell by roughly 37% over the period. Although reduced Chinese imports affected other countries’ economic growth more than that of the United States, they also dampened the demand for stocks, particularly in the energy and materials sectors. Subsequently, mid-cap value stocks changed direction several times over the course of the reporting period, with a particularly bad spell during the summer.

How did the stock market sectors perform?

Volatility affected all market sectors, with each sector experiencing positive and negative months, and every month having both positive and negative sector returns. On the bright side, October 2015 finished the reporting period with gains in all sectors.

The three largest sectors in the Index, which account for more than half of its market value, were financials, utilities, and information technology. Financials and information technology had sound positive returns. Utilities declined less than 1%. Also, the consumer discretionary and consumer staples sectors and the health care sector had positive returns. However, the huge drop in energy share prices and the

Prudential QMA Mid-Cap Value Fund	7

Strategy and Performance Overview (continued)

smaller but still significant declines in the industrials, materials, and telecommunication services sectors offset most of these gains.

Which stock market sectors and holdings contributed most to the Fund’s performance?

•

The largest positive contribution to the Fund’s performance came from its holdings in the industrial, utility, and energy sectors. Among industrial companies, the Fund benefited by above-benchmark weights in airline operators Alaska Air Group, Southwest Airlines, JetBlue Airways, and United Continental Holdings. Solid passenger volumes and declining fuel costs drove the strong performance of these companies during the reporting period.

•

The Fund also outperformed the Index in the aerospace and defense industry, where holdings in jet fuselage builder Spirit Aerosystems and shipbuilder Huntington Ingalls Industries rose on better-than-expected earnings results. In the utility sector, the Fund’s selections among multi-utility companies added to its relative performance, particularly an overweight position in Consolidated Edison and several well-timed sales. The Fund also was helped by holding gas utility AGL Resources, which rose sharply after Southern Co. agreed to buy the company for nearly $8 billion. In the energy sector, the Fund benefited from overweights in oil and gas refining and marketing companies Tesoro Corp. and Holly Frontier Corp., as declining crude oil prices and steady product demand boosted earnings in that industry group.

•

Performance was further aided by lower exposure than the Index to oil and gas storage and transportation, and to coal and consumable fuels stocks, which were the two poorest performing industry groups in the energy sector.

Which stock market sectors and holdings detracted most from the Fund’s performance?

•	Holdings in the information technology, health care, and consumer discretionary sectors detracted from the Fund’s relative performance during the period.

•

Information technology stocks performed relatively well, but because of their generally unattractive valuations, the Fund was underweight in some of the better performing industries within the sector, particularly in software and semiconductors.

•

In health care, the Fund’s underexposure to health care equipment companies hurt its performance, as those stocks performed well following several quarters of better than expected earnings growth, despite appearing generally unattractive based on QMA’s equity selection model.

•

Among consumer discretionary stocks, the Fund suffered from poor selection in the retail apparel and department store industries, as holdings in Gap Inc., Kohl’s Corp., and Dillards all underperformed on disappointing sales trends and poor financial results.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential QMA Mid-Cap Value Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA Mid-Cap Value Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$962.10	1.26%	$6.23
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41

Class B	Actual	$1,000.00	$958.70	2.01%	$9.92
	Hypothetical	$1,000.00	$1,015.07	2.01%	$10.21

Class C	Actual	$1,000.00	$958.00	2.01%	$9.92
	Hypothetical	$1,000.00	$1,015.07	2.01%	$10.21

Class Q	Actual	$1,000.00	$964.20	0.80%	$3.96
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08

Class R	Actual	$1,000.00	$960.00	1.51%	$7.46
	Hypothetical	$1,000.00	$1,017.59	1.51%	$7.68

Class Z	Actual	$1,000.00	$963.30	1.01%	$5.00
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

10	Visit our website at www.prudentialfunds.com

The Fund’s annual expense ratios for the 12-month period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.35%	1.21%
B	2.05	1.96
C	2.05	1.96
Q	0.89	0.80
R	1.81	1.51
Z	1.05	0.96

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential QMA Mid-Cap Value Fund	11

Portfolio of Investments

as of October 31, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.4%

COMMON STOCKS

Aerospace & Defense 3.2%
BWX Technologies, Inc.	28,900	$817,870
Huntington Ingalls Industries, Inc.	49,800	5,973,012
L-3 Communications Holdings, Inc.	55,900	7,065,760
Orbital ATK, Inc.	11,100	950,382
Spirit AeroSystems Holdings, Inc. (Class A Stock)*	110,500	5,827,770
Triumph Group, Inc.	69,100	3,218,678

		23,853,472

Airlines 3.6%
Alaska Air Group, Inc.	83,600	6,374,500
JetBlue Airways Corp.*	274,400	6,816,096
Southwest Airlines Co.	165,400	7,656,366
Spirit Airlines, Inc.*	10,300	382,336
United Continental Holdings, Inc.*	99,200	5,982,752

		27,212,050

Auto Components 2.0%
Goodyear Tire & Rubber Co. (The)	245,200	8,052,368
Lear Corp.	55,500	6,940,830

		14,993,198

Banks 7.0%
Associated Banc-Corp.	96,600	1,868,244
BOK Financial Corp.	22,900	1,538,422
East West Bancorp, Inc.	169,400	6,842,066
Fifth Third Bancorp	487,100	9,279,255
Huntington Bancshares, Inc.	683,400	7,496,898
KeyCorp.	542,400	6,736,608
Regions Financial Corp.	850,100	7,948,435
SunTrust Banks, Inc.	264,000	10,961,280

		52,671,208

Building Products 0.4%
Owens Corning	66,700	3,036,851

Capital Markets 2.3%
Affiliated Managers Group, Inc.*	16,600	2,992,316
Ameriprise Financial, Inc.	55,500	6,402,480

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	13

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Capital Markets (cont’d.)
Lazard Ltd. (Class A Stock), MLP	121,200	$5,613,984
Waddell & Reed Financial, Inc. (Class A Stock)	65,400	2,415,876

		17,424,656

Chemicals 4.2%
Cabot Corp.	61,300	2,203,122
Celanese Corp. (Class A Stock)	119,900	8,518,895
Eastman Chemical Co.	99,100	7,152,047
Mosaic Co. (The)	210,100	7,099,279
Westlake Chemical Corp.	110,300	6,647,781

		31,621,124

Communications Equipment 1.8%
Brocade Communications Systems, Inc.	642,800	6,697,976
Harris Corp.	90,100	7,129,613

		13,827,589

Construction & Engineering 1.4%
AECOM*(a)	111,400	3,282,958
Jacobs Engineering Group, Inc.*(a)	174,500	7,004,430

		10,287,388

Consumer Finance 1.3%
Ally Financial, Inc.*	365,300	7,276,776
Navient Corp.	191,000	2,519,290

		9,796,066

Containers & Packaging 1.8%
Crown Holdings, Inc.*	127,000	6,736,080
Owens-Illinois, Inc.*	36,600	788,730
Packaging Corp. of America	74,900	5,126,905
WestRock Co.	14,258	766,510

		13,418,225

Diversified Financial Services 1.1%
Leucadia National Corp.	29,800	596,298
Voya Financial, Inc.	187,700	7,614,989

		8,211,287

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Telecommunication Services 1.3%
CenturyLink, Inc.	345,100	$9,735,271

Electric Utilities 5.0%
Edison International	115,500	6,990,060
Entergy Corp.	107,500	7,327,200
FirstEnergy Corp.	286,000	8,923,200
OGE Energy Corp.	115,600	3,295,756
PPL Corp.	331,300	11,396,720

		37,932,936

Electronic Equipment, Instruments & Components 3.2%
Arrow Electronics, Inc.*	120,200	6,609,798
Avnet, Inc.	157,400	7,150,682
Ingram Micro, Inc. (Class A Stock)	120,800	3,597,424
Jabil Circuit, Inc.	300,800	6,912,384

		24,270,288

Energy Equipment & Services 3.7%
Ensco PLC (Class A Stock)	121,100	2,013,893
FMC Technologies, Inc.*	101,000	3,416,830
Nabors Industries Ltd.	416,600	4,182,664
National Oilwell Varco, Inc.(a)	156,500	5,890,660
Noble Corp. PLC	268,300	3,614,001
Oceaneering International, Inc.	37,300	1,567,346
Rowan Cos. PLC (Class A Stock)	72,700	1,430,736
Superior Energy Services, Inc.	122,400	1,733,184
Weatherford International PLC*(a)	411,500	4,213,760

		28,063,074

Food Products 2.1%
Bunge Ltd.	107,800	7,865,088
Ingredion, Inc.	80,300	7,633,318

		15,498,406

Health Care Providers & Services 1.9%
Community Health Systems, Inc.*	78,900	2,212,356
HCA Holdings, Inc.*	39,100	2,689,689
Health Net, Inc.*	104,900	6,740,874
LifePoint Health, Inc.*	23,500	1,618,680

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	15

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
Quest Diagnostics, Inc.	13,700	$930,915

		14,192,514

Household Durables 1.1%
Tupperware Brands Corp.	36,500	2,148,755
Whirlpool Corp.	38,400	6,149,376

		8,298,131

Independent Power & Renewable Electricity Producers 1.0%
AES Corp.	679,800	7,443,810

Insurance 11.3%
Alleghany Corp.*	15,200	7,543,304
Allied World Assurance Co. Holdings AG	173,800	6,319,368
American Financial Group, Inc.	96,000	6,930,240
AmTrust Financial Services, Inc.	6,300	429,786
Aspen Insurance Holdings Ltd.	128,700	6,256,107
Assured Guaranty Ltd.	3,500	96,040
Axis Capital Holdings Ltd.	128,700	6,949,800
CNA Financial Corp.	25,500	932,280
Endurance Specialty Holdings Ltd.	103,700	6,546,581
Hanover Insurance Group, Inc. (The)	82,500	6,950,625
Hartford Financial Services Group, Inc. (The)	222,600	10,297,476
Lincoln National Corp.	62,600	3,349,726
Loews Corp.	155,600	5,673,176
Principal Financial Group, Inc.	180,300	9,043,848
Reinsurance Group of America, Inc.	41,300	3,726,912
Validus Holdings Ltd.	23,200	1,027,760
XL Group PLC (Ireland)	77,900	2,966,432

		85,039,461

IT Services 1.3%
Western Union Co. (The)(a)	289,300	5,569,025
Xerox Corp.	456,400	4,285,596

		9,854,621

Machinery 2.3%
AGCO Corp.(a)	116,800	5,651,952
Crane Co.	13,400	705,376
Flowserve Corp.	54,500	2,526,620

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (cont’d.)
PACCAR, Inc.	110,200	$5,802,030
Trinity Industries, Inc.	81,800	2,214,326

		16,900,304

Media 0.7%
John Wiley & Sons, Inc. (Class A Stock)	1,800	94,194
TEGNA, Inc.(a)	180,100	4,869,904

		4,964,098

Metals & Mining 2.8%
Alcoa, Inc.	207,600	1,853,868
Newmont Mining Corp.	388,900	7,567,994
Reliance Steel & Aluminum Co.	104,900	6,289,804
Steel Dynamics, Inc.	289,900	5,354,453

		21,066,119

Multi-Utilities 3.5%
CenterPoint Energy, Inc.	280,300	5,199,565
Consolidated Edison, Inc.	82,200	5,404,650
NiSource, Inc.	271,100	5,194,276
Public Service Enterprise Group, Inc.	260,400	10,751,916

		26,550,407

Multiline Retail 1.2%
Dillard’s, Inc. (Class A Stock)(a)	42,600	3,811,848
Macy’s, Inc.	101,800	5,189,764

		9,001,612

Oil, Gas & Consumable Fuels 4.5%
Continental Resources, Inc.*	67,500	2,288,925
HollyFrontier Corp.	157,400	7,707,878
Marathon Oil Corp.	229,600	4,220,048
PBF Energy, Inc. (Class A Stock)	163,900	5,572,600
QEP Resources, Inc.	183,400	2,835,364
Southwestern Energy Co.*(a)	246,000	2,715,840
Tesoro Corp.	82,200	8,789,646

		34,130,301

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	17

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Paper & Forest Products 0.8%
International Paper Co.	146,900	$6,271,161

Real Estate Investment Trusts (REITs) 10.6%
Annaly Capital Management, Inc.	796,100	7,921,195
Apartment Investment & Management Co. (Class A Stock)	34,260	1,342,649
AvalonBay Communities, Inc.	26,342	4,605,372
BioMed Realty Trust, Inc.	238,700	5,587,967
Brandywine Realty Trust	267,700	3,613,950
Brixmor Property Group, Inc.	145,300	3,722,586
CBL & Associates Properties, Inc.	372,700	5,433,966
Columbia Property Trust, Inc.	180,200	4,476,168
Digital Realty Trust, Inc.	72,600	5,369,496
HCP, Inc.(a)	190,500	7,086,600
Hospitality Properties Trust	215,100	5,773,284
MFA Financial, Inc.	320,300	2,216,476
Mid-America Apartment Communities, Inc.	35,900	3,058,321
Piedmont Office Realty Trust, Inc. (Class A Stock)(a)	287,800	5,577,564
Senior Housing Properties Trust	358,300	5,442,577
Starwood Property Trust, Inc.	54,500	1,094,905
Two Harbors Investment Corp.	455,100	3,850,146
Ventas, Inc.	61,500	3,303,780

		79,477,002

Real Estate Management & Development 1.2%
Forest City Enterprises, Inc. (Class A Stock)*	115,500	2,552,550
Jones Lang LaSalle, Inc.	39,800	6,635,058

		9,187,608

Road & Rail 0.8%
AMERCO	12,800	5,200,768
Avis Budget Group, Inc.*	8,400	419,496

		5,620,264

Semiconductors & Semiconductor Equipment 0.2%
Teradyne, Inc.	83,900	1,637,728

Specialty Retail 3.8%
Best Buy Co., Inc.	235,800	8,260,074
Dick’s Sporting Goods, Inc.	40,600	1,808,730
Gap, Inc. (The)	138,100	3,759,082

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Murphy USA, Inc.*	109,000	$6,689,330
Penske Automotive Group, Inc.	117,000	5,714,280
Staples, Inc.	151,100	1,962,789

		28,194,285

Technology Hardware, Storage & Peripherals 2.1%
NCR Corp.*	256,300	6,817,580
Western Digital Corp.	137,400	9,181,068

		15,998,648

Textiles, Apparel & Luxury Goods 1.5%
Michael Kors Holdings Ltd.*	124,200	4,799,088
PVH Corp.	71,300	6,484,735

		11,283,823

Trading Companies & Distributors 1.4%
Air Lease Corp.(a)	62,700	2,113,618
GATX Corp.(a)	97,360	4,546,712
United Rentals, Inc.*	51,400	3,847,804

		10,508,134

TOTAL LONG-TERM INVESTMENTS (cost $749,661,588)		747,473,120

SHORT-TERM INVESTMENT 6.6%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $49,652,667; includes $42,928,277 of cash collateral for securities on loan) (Note 3)(b)(c)	49,652,667	49,652,667

TOTAL INVESTMENTS 106.0% (cost $799,314,255) (Note 5)		797,125,787
Liabilities in excess of other assets (6.0)%		(45,169,066)

NET ASSETS 100.0%		$751,956,721

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	19

Portfolio of Investments

as of October 31, 2015 continued

The following abbreviations are used in the annual report:

MLP—Master Limited Partnership

OTC—Over the counter

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $42,384,483; cash collateral of $42,928,277 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Fund remained in compliance. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$23,853,472	$—	$—
Airlines	27,212,050	—	—
Auto Components	14,993,198	—	—
Banks	52,671,208	—	—
Building Products	3,036,851	—	—
Capital Markets	17,424,656	—	—
Chemicals	31,621,124	—	—
Communications Equipment	13,827,589	—	—
Construction & Engineering	10,287,388	—	—
Consumer Finance	9,796,066	—	—
Containers & Packaging	13,418,225	—	—

See Notes to Financial Statements.

20

	Level 1	Level 2	Level 3
Common Stocks (continued)
Diversified Financial Services	$8,211,287	$—	$—
Diversified Telecommunication Services	9,735,271	—	—
Electric Utilities	37,932,936	—	—
Electronic Equipment, Instruments & Components	24,270,288	—	—
Energy Equipment & Services	28,063,074	—	—
Food Products	15,498,406	—	—
Health Care Providers & Services	14,192,514	—	—
Household Durables	8,298,131	—	—
Independent Power & Renewable Electricity Producers	7,443,810	—	—
Insurance	85,039,461	—	—
IT Services	9,854,621	—	—
Machinery	16,900,304	—	—
Media	4,964,098	—	—
Metals & Mining	21,066,119	—	—
Multi-Utilities	26,550,407	—	—
Multiline Retail	9,001,612	—	—
Oil, Gas & Consumable Fuels	34,130,301	—	—
Paper & Forest Products	6,271,161	—	—
Real Estate Investment Trusts (REITs)	79,477,002	—	—
Real Estate Management & Development	9,187,608	—	—
Road & Rail	5,620,264	—	—
Semiconductors & Semiconductor Equipment	1,637,728	—	—
Specialty Retail	28,194,285	—	—
Technology Hardware, Storage & Peripherals	15,998,648	—	—
Textiles, Apparel & Luxury Goods	11,283,823	—	—
Trading Companies & Distributors	10,508,134	—	—
Affiliated Money Market Mutual Fund	49,652,667	—	—

Total	$797,125,787	$—	$—

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	21

Portfolio of Investments

as of October 31, 2015 continued

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Insurance	11.3%
Real Estate Investment Trusts (REITs)	10.6
Banks	7.0
Affiliated Money Market Mutual Fund (including 5.7% of collateral for securities on loan)	6.6
Electric Utilities	5.0
Oil, Gas & Consumable Fuels	4.5
Chemicals	4.2
Specialty Retail	3.8
Energy Equipment & Services	3.7
Airlines	3.6
Multi-Utilities	3.5
Electronic Equipment, Instruments & Components	3.2
Aerospace & Defense	3.2
Metals & Mining	2.8
Capital Markets	2.3
Machinery	2.3
Technology Hardware, Storage & Peripherals	2.1
Food Products	2.1
Auto Components	2.0
Health Care Providers & Services	1.9
Communications Equipment	1.8
Containers & Packaging	1.8%
Textiles, Apparel & Luxury Goods	1.5
Trading Companies & Distributors	1.4
Construction & Engineering	1.4
IT Services	1.3
Consumer Finance	1.3
Diversified Telecommunication Services	1.3
Real Estate Management & Development	1.2
Multiline Retail	1.2
Household Durables	1.1
Diversified Financial Services	1.1
Independent Power & Renewable Electricity Producers	1.0
Paper & Forest Products	0.8
Road & Rail	0.8
Media	0.7
Building Products	0.4
Semiconductors & Semiconductor Equipment	0.2

106.0
Liabilities in excess of other assets	(6.0)

100.0%

See Notes to Financial Statements.

22

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2015

Prudential QMA Mid-Cap Value Fund

Statement of Assets and Liabilities

as of October 31, 2015

Assets
Investments at value, including securities on loan of $42,384,483:
Unaffiliated investments (cost $749,661,588)	$747,473,120
Affiliated investments (cost $49,652,667)	49,652,667
Receivable for investments sold	24,137,732
Receivable for Fund shares sold	6,106,336
Dividends and interest receivable	637,765
Prepaid expenses	6,371

Total assets	828,013,991

Liabilities
Payable to broker for collateral for securities on loan	42,928,277
Payable for investments purchased	30,366,987
Payable for Fund shares reacquired	1,891,408
Management fee payable	463,642
Accrued expenses and other liabilities	251,246
Distribution fee payable	118,719
Affiliated transfer agent fee payable	36,734
Deferred directors’ fees	257

Total liabilities	76,057,270

Net Assets	$751,956,721

Net assets were comprised of:
Common stock, at par	$37,351
Paid-in capital in excess of par	706,787,216

706,824,567
Undistributed net investment income	5,717,448
Accumulated net realized gain on investment transactions	41,603,174
Net unrealized depreciation on investments	(2,188,468)

Net assets, October 31, 2015	$751,956,721

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share, ($288,607,328 ÷ 14,224,352 shares of common stock issued and outstanding)	$20.29
Maximum sales charge (5.50% of offering price)	1.18

Maximum offering price to public	$21.47

Class B
Net asset value, offering price and redemption price per share, ($7,202,329 ÷ 402,870 shares of common stock issued and outstanding)	$17.88

Class C
Net asset value, offering price and redemption price per share, ($62,109,654 ÷ 3,487,177 shares of common stock issued and outstanding)	$17.81

Class Q
Net asset value, offering price and redemption price per share,
($74,706,676 ÷ 3,649,165 shares of common stock issued and outstanding)	$20.47

Class R
Net asset value, offering price and redemption price per share, ($354,184 ÷ 17,366 shares of common stock issued and outstanding)	$20.40

Class Z
Net asset value, offering price and redemption price per share, ($318,976,550 ÷ 15,570,167 shares of common stock issued and outstanding)	$20.49

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	25

Statement of Operations

Year Ended October 31, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,161)	$14,564,344
Affiliated income from securities lending, net	100,873
Affiliated dividend income	16,017

Total income	14,681,234

Expenses
Management fee	5,285,932
Distribution fee—Class A	801,256
Distribution fee—Class B	78,864
Distribution fee—Class C	594,599
Distribution fee—Class R	1,677
Transfer agent’s fees and expenses (including affiliated expense of $179,400)	983,000
Custodian and accounting fees	121,000
Registration fees	93,000
Reports to shareholders	70,000
Legal fees and expenses	31,000
Audit fee	23,000
Directors’ fees	20,000
Insurance expenses	5,000
Loan interest expense	1,171
Miscellaneous	48,002

Total expenses	8,157,501
Less: Management fee waiver and/or expense reimbursement	(572,295)
Distribution fee waiver—Class A	(133,543)
Distribution fee waiver—Class R	(558)

Net expenses	7,451,105

Net investment income	7,230,129

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	42,185,103
Net change in unrealized appreciation (depreciation) on investments	(53,966,407)

Net loss on investment transactions	(11,781,304)

Net Decrease In Net Assets Resulting From Operations	$(4,551,175)

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$7,230,129	$2,440,862
Net realized gain on investment transactions	42,185,103	27,595,582
Net change in unrealized appreciation (depreciation) on investments	(53,966,407)	15,962,593

Net increase (decrease) in net assets resulting from operations	(4,551,175)	45,999,037

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,295,728)	(930,285)
Class B	—	(11,163)
Class C	—	(72,665)
Class Q	(309,742)	(235,800)
Class R	—	—
Class X	—	(1,872)
Class Z	(1,567,050)	(288,310)

	(3,172,520)	(1,540,095)

Distributions from net realized gains
Class A	(12,155,888)	(11,324,238)
Class B	(476,910)	(596,390)
Class C	(3,158,226)	(3,882,036)
Class Q	(1,750,728)	(1,888,836)
Class R	—	—
Class X	—	(22,785)
Class Z	(10,356,724)	(2,667,279)

	(27,898,476)	(20,381,564)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	458,265,697	287,583,027
Net asset value of shares issued in reinvestment of dividends and distributions	29,355,812	20,778,282
Cost of shares reacquired	(182,509,499)	(61,356,156)

Net increase in net assets from Fund share transactions	305,112,010	247,005,153

Total increase	269,489,839	271,082,531

Net Assets:
Beginning of year	482,466,882	211,384,351

End of year(a)	$751,956,721	$482,466,882

(a) Includes undistributed net investment income of:	$5,717,448	$1,637,109

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	27

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 10 (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company was organized on March 5, 1997, as a Maryland Corporation. The Company operates as a series company. At October 31, 2015, the Company consisted of two diversified investment portfolios (each a “Fund” and collectively the “Funds”). The information presented in these financial statements pertains to Prudential QMA Mid-Cap Value Fund (the “Fund”).

The investment objective of the Fund is capital growth.

Effective on or about December 30, 2015, the Prudential Mid-Cap Value Fund will be renamed the Prudential QMA Mid-Cap Value Fund.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly- scheduled quarterly meeting.

28

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Prudential QMA Mid-Cap Value Fund	29

Notes to Financial Statements

continued

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the

30

results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of a political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Prudential QMA Mid-Cap Value Fund	31

Notes to Financial Statements

continued

MLPs: The Fund invests in MLPs. Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry resources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and is recorded accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Master Netting Arrangements: Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

32

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends, if any, from net investment income are declared and paid at least annually. These dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. Net realized gains from investment transactions, if any, are distributed at least annually. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund has entered into an investment management agreement with PI which provides that the Manager will furnish the Fund with investment advice and investment management and administrative services. The Manager has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of Prudential Investment Management, Inc. The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The advisory fee paid to PI is accrued daily and payable monthly at an annual rate of .825% of the average daily net assets of the Fund up to $1 billion and .80% of the average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursement was .83% for the year ended October 31, 2015. The effective management fee rate, net of waivers and/or expense reimbursement, was .74%.

Certain officers and directors of the Fund are officers or directors of the Manager. The Fund pays no compensation directly to their officers or interested directors.

Prudential QMA Mid-Cap Value Fund	33

Notes to Financial Statements

continued

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and paid monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund. Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75%, of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively through February 28, 2017.

PI has agreed to reimburse Fund expenses and/or waive its investment management fee so that the Fund’s annual operating expenses do not exceed 0.80% (exclusive of 12b-1 fees, transfer agent fees and certain other expenses) of the Fund’s average net assets through February 28, 2017.

During the year ended October 31, 2015, PIMS has advised the Fund, front-end sales charges (“FESC”) and contingent deferred sales charges (“CDSC”) were as follows:

Class A FESC	Class A CDSC	Class B CDSC	Class C CDSC
$464,643	$840	$13,473	$5,422

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The Transfer agent’s fees and expenses shown in the Statement of Operations also include certain out-of pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operation as “Affiliated dividend income”.

34

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. Earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended October 31, 2015, PIM was compensated approximately $30,301 for these services.

4. Portfolio Securities

Purchases and sales of securities, other than short term obligations, during the year ended October 31, 2015, were $909,717,760 and $632,548,986, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended October 31, 2015, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment transactions by $22,730 due to differences in the treatment for book and tax purposes of certain transactions involving partnership investments. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the year ended October 31, 2015, the tax character of dividends paid by the Fund were $15,911,325 of ordinary income and $15,159,671 of long-term capital gains. For the year ended October 31, 2014, the tax character of dividends paid by the Fund were $5,845,922 of ordinary income and $16,075,737 of long-term capital gains.

As of October 31, 2015, the accumulated undistributed earnings on a tax basis was $21,621,378 of ordinary income and $27,745,740 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

Prudential QMA Mid-Cap Value Fund	35

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation
$801,360,494	$49,138,832	($53,373,539)	($4,234,707)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in partnerships.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income tax and federal excise returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Purchases of $1 million or more are subject to a contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of their purchase. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. As of April 11, 2014, the last conversion of Class X to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of capital.

The authorized capital stock of the Company is 5.5 billion shares, with a par value of $.001 per share. Of the Company’s authorized capital stock, 375 million authorized

36

shares have been allocated to the Fund and divided into six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z capital stock, each of which consists of 150 million, 5 million, 30 million, 40 million, 75 million, and 75 million authorized shares, respectively.

As of October 31, 2015, Prudential owned 85 shares of Class Q and 477 shares of Class R.

Transactions in shares of capital stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2015
Shares sold	6,665,117	$139,494,831
Shares issued in reinvestment of dividends and distributions	629,703	12,462,566
Shares reacquired	(3,228,624)	(67,284,486)

Net increase (decrease) in shares outstanding before conversion	4,066,196	84,672,911
Shares issued upon conversion from other share class(es)	79,874	1,686,629
Shares reacquired upon conversion into other share class(es)	(73,351)	(1,541,195)

Net increase (decrease) in shares outstanding	4,072,719	$84,818,345

Year ended October 31, 2014
Shares sold	5,515,084	$113,996,684
Shares issued in reinvestment of dividends and distributions	620,148	11,646,379
Shares reacquired	(1,451,043)	(29,587,168)

Net increase (decrease) in shares outstanding before conversion	4,684,189	96,055,895
Shares issued upon conversion from other share class(es)	53,397	1,057,019
Shares reacquired upon conversion into other share class(es)	(455,399)	(9,365,859)

Net increase (decrease) in shares outstanding	4,282,187	$87,747,055

Class B
Year ended October 31, 2015
Shares sold	43,265	$806,608
Shares issued in reinvestment of dividends and distributions	24,970	438,216
Shares reacquired	(55,515)	(1,009,950)

Net increase (decrease) in shares outstanding before conversion	12,720	234,874
Shares reacquired upon conversion into other share class(es)	(25,041)	(461,523)

Net increase (decrease) in shares outstanding	(12,321)	$(226,649)

Year ended October 31, 2014
Shares sold	173,537	$3,078,776
Shares issued in reinvestment of dividends and distributions	33,067	555,865
Shares reacquired	(49,840)	(894,286)

Net increase (decrease) in shares outstanding before conversion	156,764	2,740,355
Shares reacquired upon conversion into other share class(es)	(34,597)	(615,176)

Net increase (decrease) in shares outstanding	122,167	$2,125,179

Prudential QMA Mid-Cap Value Fund	37

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended October 31, 2015
Shares sold	1,190,235	$22,055,020
Shares issued in reinvestment of dividends and distributions	165,750	2,899,159
Shares reacquired	(441,516)	(8,095,698)

Net increase (decrease) in shares outstanding before conversion	914,469	16,858,481
Shares reacquired upon conversion into other share class(es)	(74,610)	(1,393,975)

Net increase (decrease) in shares outstanding	839,859	$15,464,506

Year ended October 31, 2014
Shares sold	684,333	$12,402,531
Shares issued in reinvestment of dividends and distributions	218,057	3,652,459
Shares reacquired	(283,068)	(5,114,033)

Net increase (decrease) in shares outstanding before conversion	619,322	10,940,957
Shares reacquired upon conversion into other share class(es)	(11,602)	(213,666)

Net increase (decrease) in shares outstanding	607,720	$10,727,291

Class Q
Year ended October 31, 2015
Shares sold	3,218,294	$66,051,710
Shares issued in reinvestment of dividends and distributions	103,541	2,060,470
Shares reacquired	(1,109,938)	(23,350,288)

Net increase (decrease) in shares outstanding	2,211,897	$44,761,892

Year ended October 31, 2014
Shares sold	441,913	$9,327,598
Shares issued in reinvestment of dividends and distributions	112,474	2,124,636
Shares reacquired	(120,583)	(2,481,797)

Net increase (decrease) in shares outstanding	433,804	$8,970,437

Class R
Year ended October 31, 2015*
Shares sold	17,368	$363,206
Shares reacquired	(2)	(42)

Net increase (decrease) in shares outstanding	17,366	$363,164

38

Class X	Shares	Amount
Period ended April 11, 2014**
Shares sold	207	$3,657
Shares issued in reinvestment of dividends and distributions	1,414	24,118
Shares reacquired	(524)	(9,619)

Net increase (decrease) in shares outstanding before conversion	1,097	18,156
Shares reacquired upon conversion into other share class(es)	(16,541)	(294,328)

Net increase (decrease) in shares outstanding	(15,444)	$(276,172)

Class Z
Year ended October 31, 2015
Shares sold	10,876,210	$229,494,322
Shares issued in reinvestment of dividends and distributions	576,500	11,495,401
Shares reacquired	(3,946,513)	(82,769,035)

Net increase (decrease) in shares outstanding before conversion	7,506,197	158,220,688
Shares issued upon conversion from other share class(es)	86,404	1,831,486
Shares reacquired upon conversion into other share class(es)	(5,794)	(121,422)

Net increase (decrease) in shares outstanding	7,586,807	$159,930,752

Year ended October 31, 2014
Shares sold	7,197,377	$148,773,781
Shares issued in reinvestment of dividends and distributions	146,738	2,774,825
Shares reacquired	(1,121,307)	(23,269,253)

Net increase (decrease) in shares outstanding before conversion	6,222,808	128,279,353
Shares issued upon conversion from other share class(es)	461,944	9,579,525
Shares reacquired upon conversion into other share class(es)	(7,395)	(147,515)

Net increase (decrease) in shares outstanding	6,677,357	$137,711,363

*	Commencement of operations was December 22, 2014.
**	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Prudential QMA Mid-Cap Value Fund	39

Notes to Financial Statements

continued

The Fund utilized the SCA during year ended October 31, 2015. The average daily balance for the 4 days that the Fund had loans outstanding during the period was $7,332,000, borrowed at a weighted average interest rate of 1.44%. The maximum loan outstanding during the period was $11,545,000. At October 31, 2015, the Fund did not have an outstanding loan amount.

8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

9. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends and capital gains distributions on December 9, 2015 to shareholders of record on December 10, 2015. The ex-dividend date was December 11, 2015. The per share amounts declared were as follows:

	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains
Class A	$0.21250	$0.42178	$0.73575
Class B	$0.08635	$0.42178	$0.73575
Class C	$0.08635	$0.42178	$0.73575
Class Q	$0.29930	$0.42178	$0.73575
Class R	$0.16015	$0.42178	$0.73575
Class Z	$0.26350	$0.42178	$0.73575

40

Financial Highlights

Class A Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$21.57	$20.51	$15.25	$13.83	$13.12
Income (loss) from investment operations:
Net investment income	.23	.17	.23	.17	.09
Net realized and unrealized gain on investments	(.23)	2.92	5.24	1.36	.68
Total from investment operations	-	3.09	5.47	1.53	.77
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.15)	(.21)	(.11)	(.06)
Distributions from net realized gains	(1.16)	(1.88)	-	-	-
Total dividends and distributions	(1.28)	(2.03)	(.21)	(.11)	(.06)
Net asset value, end of year	$20.29	$21.57	$20.51	$15.25	$13.83
Total Return(a):	0.15%	16.54%	36.32%	11.16%	5.90%

Ratios/Supplemental Data:
Net assets, end of year (000)	$288,607	$218,957	$120,387	$79,133	$68,184
Average net assets (000)	$267,085	$159,125	$94,162	$70,433	$73,386
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.21%	1.22%	1.40%	1.67%	1.63%
Expenses before waivers and/or expense reimbursement	1.35%	1.42%	1.52%	1.67%	1.63%
Net investment income	1.09%	.81%	1.27%	1.16%	.63%
Portfolio turnover rate	101%	87%	83%	25%	37%

(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	41

Financial Highlights

continued

Class B Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$19.17	$18.46	$13.76	$12.48	$11.87
Income (loss) from investment operations:
Net investment income (loss)	.07	.02	.08	.05	(.02)
Net realized and unrealized gain on investments	(.20)	2.61	4.74	1.25	.63
Total from investment operations	(.13)	2.63	4.82	1.30	.61
Less Dividends and Distributions:
Dividends from net investment income	-	(.04)	(.12)	(.02)	-
Distributions from net realized gains	(1.16)	(1.88)	-	-	-
Total dividends and distributions	(1.16)	(1.92)	(.12)	(.02)	-
Net asset value, end of year	$17.88	$19.17	$18.46	$13.76	$12.48
Total Return(a):	(0.59)%	15.66%	35.28%	10.40%	5.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,202	$7,959	$5,409	$2,476	$2,962
Average net assets (000)	$7,886	$7,163	$3,331	$2,672	$3,859
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.96%	1.97%	2.15%	2.42%	2.38%
Expenses before waivers and/or expense reimbursement	2.05%	2.12%	2.28%	2.42%	2.38%
Net investment income (loss)	.35%	.08%	.48%	.40%	(.12)%
Portfolio turnover rate	101%	87%	83%	25%	37%

(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

42

Class C Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$19.10	$18.40	$13.72	$12.44	$11.84
Income (loss) from investment operations:
Net investment income (loss)	.06	.02	.08	.05	(.02)
Net realized and unrealized gain on investments	(.19)	2.60	4.72	1.25	.62
Total from investment operations	(.13)	2.62	4.80	1.30	.60
Less Dividends and Distributions:
Dividends from net investment income	-	(.04)	(.12)	(.02)	-
Distributions from net realized gains	(1.16)	(1.88)	-	-	-
Total dividends and distributions	(1.16)	(1.92)	(.12)	(.02)	-
Net asset value, end of year	$17.81	$19.10	$18.40	$13.72	$12.44
Total Return(a):	(.59)%	15.66%	35.24%	10.43%	5.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$62,110	$50,573	$37,532	$25,976	$27,320
Average net assets (000)	$59,460	$43,599	$30,636	$26,591	$30,706
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.96%	1.97%	2.15%	2.42%	2.38%
Expenses before waivers and/or expense reimbursement	2.05%	2.12%	2.27%	2.42%	2.38%
Net investment income (loss)	.34%	.08%	.53%	.40%	(.12)%
Portfolio turnover rate	101%	87%	83%	25%	37%

(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	43

Financial Highlights

continued

Class Q Shares
	Year Ended October 31,				January 18, 2011(d) through October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$21.75	$20.69	$15.39	$13.95	$14.50
Income (loss) from investment operations:
Net investment income	.31	.23	.31	.24	.11
Net realized and unrealized gain (loss) on investments	(.23)	2.94	5.28	1.38	(.66)
Total from investment operations	.08	3.17	5.59	1.62	(.55)
Less Dividends and Distributions:
Dividends from net investment income	(.20)	(.23)	(.29)	(.18)	-
Distributions from net realized gains	(1.16)	(1.88)	-	-	-
Total dividends and distributions	(1.36)	(2.11)	(.29)	(.18)	-
Net asset value, end of period	$20.47	$21.75	$20.69	$15.39	$13.95
Total Return(a):	.55%	16.87%	36.91%	11.80%	(3.79)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$74,707	$31,261	$20,759	$5,699	$12,665
Average net assets (000)	$43,995	$23,206	$7,480	$8,116	$13,389
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.80%	.91%	.96%	1.14%	1.13%	(e)
Expenses before waivers and/or expense reimbursement	.89%	.97%	1.10%	1.14%	1.13%	(e)
Net investment income	1.50%	1.14%	1.67%	1.67%	.99%	(e)
Portfolio turnover rate	101%	87%	83%	25%	37%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

44

Class R Shares
	December 22, 2014(f) through October 31, 2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$20.98
Income (loss) from investment operations:
Net investment income	.12
Net realized and unrealized gain on investments	(.70)
Total from investment operations	(.58)
Net asset value, end of period	$20.40
Total Return(a):	(2.76)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$354
Average net assets (000)	$261
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.51%	(d)
Expenses before waivers and/or expense reimbursement	1.81%	(d)
Net investment income	.67%	(d)
Portfolio turnover rate	101%	(e)

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) Commencement of operations.

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	45

Financial Highlights

continued

Class X Shares
	Period Ended April 11,		Year Ended October 31,
	2014(h)		2013	2012	2011	2010	2009
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$18.81		$14.01	$12.70	$12.05	$9.79	$8.37
Income (loss) from investment operations:
Net investment income	.09		.23	.15	.09	.08	.10
Net realized and unrealized gain on investments	.95		4.78	1.27	.62	2.26	1.52
Total from investment operations	1.04		5.01	1.42	.71	2.34	1.62
Less Dividends and Distributions:
Dividends from net investment income	(.15)		(.21)	(.11)	(.06)	(.09)	(.21)
Distributions from net realized gains	(1.88)		-	-	-	-	-
Total dividends and distributions	(2.03)		(.21)	(.11)	(.06)	(.09)	(.21)
Capital Contributions(c)(e)	-		-	- *	- *	.01	.01
Net asset value, end of period	$17.82		$18.81	$14.01	$12.70	$12.05	$9.79
Total Return(a):	6.02%		36.26%	11.28%	5.93%	24.15%	20.15%

Ratios/Supplemental Data:
Net assets, end of period (000)	$-		$291	$962	$1,933	$4,062	$5,338
Average net assets (000)	$0.1		$602	$1,386	$2,954	$4,706	$5,448
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.25%	(f)	1.48%	1.67%	1.63%	1.61%	1.72%
Expenses before waivers and/or expense reimbursement	1.40%	(f)	1.54%	1.67%	1.63%	1.61%	1.72%
Net investment income	1.08%	(f)	1.48%	1.13%	.65%	.69%	1.24%
Portfolio turnover rate	46%	(g)	83%	25%	37%	26%	38%

(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of regulatory limits. Total Return has not been adjusted to reflect the manager payment for sales charges in excess of regulatory limits.

(d)	Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The Fund received payments related to a former affiliates and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The fund was not involved in the proceedings or in the calculation of the amount of the settlement.

(f) Annualized.

(g) Not annualized.

(h) End of operations.

* Less than $0.005.

See Notes to Financial Statements.

46

Class Z Shares
	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$21.76	$20.68	$15.38	$13.94	$13.21
Income (loss) from investment operations:
Net investment income	.28	.21	.25	.20	.15
Net realized and unrealized gain on investments	(.22)	2.95	5.30	1.38	.67
Total from investment operations	.06	3.16	5.55	1.58	.82
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.20)	(.25)	(.14)	(.09)
Distributions from net realized gains	(1.16)	(1.88)	-	-	-
Total dividends and distributions	(1.33)	(2.08)	(.25)	(.14)	(.09)
Net asset value, end of year	$20.49	$21.76	$20.68	$15.38	$13.94
Total Return(a):	.45%	16.80%	36.60%	11.51%	6.26%

Ratios/Supplemental Data:
Net assets, end of year (000)	$318,977	$173,716	$27,007	$6,093	$5,095
Average net assets (000)	$262,069	$82,847	$12,271	$5,660	$7,832
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.96%	.97%	1.10%	1.42%	1.38%
Expenses before waivers and/or expense reimbursement	1.05%	1.11%	1.26%	1.42%	1.38%
Net investment income	1.31%	1.02%	1.36%	1.39%	1.07%
Portfolio turnover rate	101%	87%	83%	25%	37%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	47

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 10:

We have audited the accompanying statement of assets and liabilities of Prudential Mid Cap Value Fund, a series of Prudential Investment Portfolios, Inc. 10 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2015

48

Tax Information

We are advising you that during the fiscal year ended October 31, 2015, the Fund reports the maximum amount allowed per share but not less than $.63 for Class A, B, C, Q and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2015, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential QMA Mid-Cap Value Fund	32.88%	32.78%

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2015.

Prudential QMA Mid-Cap Value Fund	49

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential QMA Mid-Cap Value Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Prudential QMA Mid-Cap Value Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential QMA Mid-Cap Value Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential QMA Mid-Cap Value Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

[1]	Prudential QMA Mid-Cap Value Fund is a series of Prudential Investment Portfolios, Inc. 10.

Prudential QMA Mid-Cap Value Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services

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provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential QMA Mid-Cap Value Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Mid-Cap Value Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods
•	The Board and PI agreed to continue the existing expense cap of 0.80% (exclusive of 12b-1 fees and certain other fees) through February 29, 2016.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential QMA Mid-Cap Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential QMA Mid-Cap Value Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA MID-CAP VALUE FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	SPRAX	SVUBX	NCBVX	PMVQX	SDVRX	SPVZX
CUSIP	74441L105	74441L204	74441L303	74441L824	74441L782	74441L709

MF202E    0286260-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2015 and October 31, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $47,940 and $47,940, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(c) Tax Fees

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(d) All Other Fees

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2015 and October 31, 2014: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2015 and 2014. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2015 and 2014 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits

	(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 10

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2015

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 18, 2015